MAY 1, 2003


COLLEGE RETIREMENT EQUITIES FUND

PROSPECTUS

INDIVIDUAL, GROUP, AND
TAX-DEFERRED VARIABLE ANNUITIES

   THIS PROSPECTUS DESCRIBES THE INDIVIDUAL AND GROUP VARIABLE ANNUITIES CREF OFFERS. IT CONTAINS INFORMATION YOU SHOULD KNOW BEFORE PURCHASING A CREF VARIABLE ANNUITY AND SELECTING YOUR INVESTMENT OPTIONS. PLEASE READ IT CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

   Investment in a CREF variable annuity certificate is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk.


   CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. Our main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts:


   o Stock
   o Bond Market
   o Global Equities
   o Inflation-Linked Bond
   o Growth
   o Social Choice
   o Equity Index
   o Money Market

   You can purchase a CREF variable annuity certificate in connection with certain types of retirement plans. CREF offers the following certificates:
   o RA (Retirement Annuity)
   o GRA (Group Retirement Annuity)
   o SRA (Supplemental Retirement Annuity)
   o GSRA (Group Supplemental Retirement Annuity)
   o GA (Group Annuity) and Institutionally Owned GSRAs
   o Classic IRA (Individual Retirement Annuity)
   o Roth IRA (Roth Individual Retirement Annuity)
   o Keogh (Subject to regulatory approval in Pennsylvania and Oregon)


   More information about CREF is in our Statement of Additional Information
(SAI) dated May 1, 2003, which is incorporated by reference into this prospectus. It is on file with the Securities and Exchange Commission (SEC). For a free copy, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn:
Central Services, or call 800-842-2733, Ext. 5509. The SAI's table of contents is on the last page of this prospectus. The SEC's Website (http://www.sec.gov) contains this prospectus, SAI, material incorporated by reference, and other information about CREF.


   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE CREF ACCOUNTS ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




                                  College Retirement Equities Fund PROSPECTUS  1

TABLE OF CONTENTS


  2   About CREF
  2   Special Terms
  3   About Expenses
  4   Condensed Financial Information
  8   Your Investment Options
 13   Additional Investment Tools and Risks
 14   Performance Information
 14   Investment Management
 14   Allocations Among Affiliated Accounts
 14   Adding, Closing, or Substituting Accounts
 14   The Annuity Certificates
 15   Starting Out
 16   How to Transfer and Withdraw Your Money
 17   When You Are Ready to Receive Your Annuity Income
 18   Death Benefits
 19   Timing of Payments
 19   Taxes
 20   Additional Information
 20   Table of Contents for the Statement of Additional Information


This prospectus outlines the terms under which the CREF accounts are offered. The accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the prospectus. If anyone attempts to do so, you should not rely on it.


ABOUT CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is at 730 Third Avenue, New York, NY 10017. There are also regional offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C. as well as service centers in New York, Denver and Charlotte. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America
(TIAA). TIAA was founded in 1918 by the Carnegie Foundation and offers traditional annuities. It also offers variable annuities including a separate account that invests in real estate (the Real Estate Account).


   Together, CREF and TIAA form the principal retirement system for the nation's education and research communities and is one of the largest retirement systems in the world based on assets under management. TIAA-CREF serves approximately
2.5 million people at over 15,000 institutions. As of December 31, 2002, CREF's net assets were approximately $113.8 billion and the combined net assets for CREF and TIAA totaled approximately $255.6 billion.


SPECIAL TERMS

We have defined certain terms so that you'll have a clearer understanding of this prospectus and your investment.

ACCOUNT Any of CREF's investment funds. Each account is a separate portfolio with its own investment objective.

ACCUMULATION The total value of your accumulation units.

ACCUMULATION UNIT A share of participation in a CREF account for someone in the accumulation period. Each account has its own accumulation unit value, which changes daily.

ANNUITY UNIT A measure used to calculate the amount of annuity payments. Each account has a separate annuity unit value.

BENEFICIARY Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

BUSINESS DAY Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

CALENDAR DAY Any day of the year. Calendar days end at the same time as business days.

COMMUTED VALUE The present value of annuity payments due under an income option or method of payment not based on life contingencies.

ELIGIBLE INSTITUTION A nonprofit institution, including any governmental institution, organized in the United States.

INCOME CHANGE METHOD How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

INCOME OPTION How you receive your CREF retirement income.


PARTICIPANT Any person who owns a CREF certificate. Sometimes an employer can be a participant.


VALUATION DAY Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.



2  College Retirement Equities Fund PROSPECTUS

ABOUT EXPENSES

CREF deducts expenses from the net assets of each account each valuation day for investment management, administration, and distribution. Because nonprofit subsidiaries of TIAA perform these services for CREF at cost, the deductions for expenses are generally lower than comparable annuity contracts offered by other companies. Investment management expenses cover portfolio advice and management, portfolio accounting, and custodial services. Administrative expenses include administration and operations. CREF has also adopted a plan authorizing payment of 12b-1, or distribution fees. These fees are for telling you about the certificates, how you can invest, and helping employers install and manage retirement plans. CREF also deducts a mortality and expense risk charge to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF certificate.

   After the end of every quarter, CREF reconciles the expenses we deducted with the expenses each account actually incurred. If there is a difference, we add it or deduct it from the account in equal daily installments over the remaining days in the quarter. Since our at-cost deductions are based on projections of overall expenses and the assets of each CREF account, the size of any adjusting payments will be directly affected by how different our projections are from an account's actual assets or expenses. While our projections of an account's asset size (and resulting expense fees) are based on our best estimates, the size of an account's assets can be affected by a number of factors, including premium growth, participant transfers into or out of an account, and market performance affecting the value of an account's portfolio securities. Historically, the adjusting payments have generally been small and have resulted in both upward and downward adjustments to CREF's expense deductions for the following quarter.

   We revise our expense rates from time to time to keep deductions as close as possible to actual expenses. Expense rate changes are determined by the CREF Board of Trustees. The annual distribution expense charge will not be more than ..25% of an account's average daily net assets.


ANNUAL EXPENSE DEDUCTIONS

The following table shows the direct and indirect expense deductions for each of the CREF accounts.


                                                                                                 INFLATION-
                                                     GLOBAL                 EQUITY       BOND      LINKED      SOCIAL      MONEY
                                          STOCK     EQUITIES    GROWTH       INDEX      MARKET      BOND       CHOICE     MARKET
----------------------------------------------------------------------------------------------------------------------------------
PARTICIPANT TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Deductions from Premiums (as a
  percentage of premiums)                  None        None        None       None       None       None        None       None
----------------------------------------------------------------------------------------------------------------------------------
CHARGES FOR TRANSFERS AND CASH WITHDRAWALS
(AS A PERCENTAGE OF TRANSACTION AMOUNT)
----------------------------------------------------------------------------------------------------------------------------------
Transfers Between CREF Accounts            None        None        None       None       None       None        None       None
----------------------------------------------------------------------------------------------------------------------------------
Transfers to TIAA                          None        None        None       None       None       None        None       None
----------------------------------------------------------------------------------------------------------------------------------
Transfers to Other Companies               None        None        None       None       None       None        None       None
----------------------------------------------------------------------------------------------------------------------------------
Cash Withdrawals                           None        None        None       None       None       None        None       None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Expenses               0.150%      0.200%      0.170%     0.110%     0.110%     0.110%      0.110%     0.060%
----------------------------------------------------------------------------------------------------------------------------------
Administrative Expenses                    0.280%      0.280%      0.280%     0.280%     0.280%     0.280%      0.280%     0.280%
----------------------------------------------------------------------------------------------------------------------------------
Distribution Expenses                      0.045%      0.045%      0.045%     0.045%     0.045%     0.045%      0.045%     0.045%
----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charges         0.005%      0.005%      0.005%     0.005%     0.005%     0.005%      0.005%     0.005%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Expense Deductions            0.480%      0.530%      0.500%     0.440%     0.440%     0.440%      0.440%     0.390%
                                           =====       =====       =====      =====      =====      =====       =====      =====


The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each CREF account over several periods. The table assumes a 5% annual return on assets. Remember that these figures don't represent actual expenses or investment performance, which may differ.


                                                                                                   INFLATION-
                                                       GLOBAL                 EQUITY       BOND      LINKED      SOCIAL      MONEY
                                           STOCK      EQUITIES    GROWTH       INDEX      MARKET      BOND       CHOICE     MARKET
----------------------------------------------------------------------------------------------------------------------------------
   1 Year                                    $5          $5          $5         $5          $5          $5          $5         $4
----------------------------------------------------------------------------------------------------------------------------------
   3 Years                                  $15         $17         $16        $14         $14         $14         $14        $13
----------------------------------------------------------------------------------------------------------------------------------
   5 Years                                  $27         $30         $28        $25         $25         $25         $25        $22
----------------------------------------------------------------------------------------------------------------------------------
   10 Years                                 $60         $66         $63        $55         $55         $55         $55        $49
----------------------------------------------------------------------------------------------------------------------------------




                                 College Retirement Equities Fund  PROSPECTUS  3

CONDENSED FINANCIAL INFORMATION

Below you'll find condensed, audited financial information for the CREF accounts for each of the periods indicated.

STOCK ACCOUNT


                                                            FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                              2002      2001      2000       1999      1998      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income             $2.476    $2.432    $2.472     $2.567    $2.381    $2.317    $2.114     $1.885    $1.699    $1.606
Expenses                        .638      .693      .626       .607      .521      .387      .304       .271      .223      .210
                            --------  --------  --------   --------  --------  --------  --------    -------   -------   -------
Investment income-net          1.838     1.739(a)  1.846      1.960     1.860     1.930     1.810      1.614     1.476     1.396
Net realized and unrealized
  gain (loss) on total
  investments                (35.535)  (27.951)(a)(19.231)   34.478    29.795    26.864    15.953     19.984    (1.557)    7.139
                            --------  --------  --------   --------  --------  --------  --------    -------   -------   -------
Net increase (decrease) in
Accumulation Unit Value      (33.697)  (26.212)  (17.385)    36.438    31.655    28.794    17.763     21.598     (.081)    8.535
Accumulation Unit Value:
  Beginning of year          162.513   188.725   206.110    169.672   138.017   109.223    91.460     69.862    69.943    61.408
                            --------  --------  --------   --------  --------  --------  --------    -------   -------   -------
  End of year               $128.816  $162.513  $188.725   $206.110  $169.672  $138.017  $109.223    $91.460   $69.862   $69.943
                            ========  ========  ========   ========  ========  ========  ========    =======   =======   =======
Total Return                 (20.73)%  (13.89)%   (8.43)%    21.48%    22.94%    26.36%    19.42%     30.92%    (0.12)%   13.90%
Ratios to Average Net Assets:
  Expenses                     0.44%     0.41%     0.31%      0.33%     0.34%     0.31%     0.31%      0.34%     0.32%     0.32%
  Investment income-net        1.28%     1.03%(a)  0.91%      1.07%     1.23%     1.55%     1.82%      2.00%     2.11%     2.14%
Portfolio Turnover Rate       31.19%    29.41%    32.65%     29.26%    34.63%    23.25%    19.57%     16.25%    18.77%    22.93%
Thousands of Accumulation
 Units outstanding at end
 of year                    493,295   508,889   525,111    543,589   565,999   597,531   620,498    632,803   637,435   642,528
---------------------------------------------------------------------------------------------------------------------------------

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE STOCK ACCOUNT, THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE INVESTMENT INCOME-NET PER ACCUMULATION UNIT BY $.006 AND INCREASE NET REALIZED AND UNREALIZED LOSS PER ACCUMULATION UNIT BY $.006. FOR THE RATIO OF INVESTMENT INCOME-NET TO AVERAGE NET ASSETS, THERE WAS NO EFFECT FOR THE STOCK ACCOUNT FOR THE YEAR ENDED DECEMBER 31, 2001. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.




GLOBAL EQUITIES ACCOUNT


                                                            FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                               2002      2001      2000       1999      1998      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income              $.956    $ .985    $ .946     $ .959     $.902     $.848     $.751      $.727     $.687     $.487
Expenses                        .281      .320      .325       .300      .268      .205      .167       .157      .134      .103
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
Investment income-net           .675      .665(a)   .621       .659      .634      .643      .584       .570      .553      .384
Net realized and unrealized
  gain (loss) on total
  investments                (14.853)  (16.493)(a)(16.281)   24.976    10.508     8.650     7.138      6.618     (.719)    9.021
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
Net increase (decrease) in
Accumulation Unit Value      (14.178)  (15.828)  (15.660)    25.635    11.142     9.293     7.722      7.188     (.166)    9.405
Accumulation Unit Value:
  Beginning of year           65.262    81.090    96.750     71.115    59.973    50.680    42.958     35.770    35.936    26.531
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
  End of year                $51.084   $65.262   $81.090    $96.750   $71.115   $59.973   $50.680    $42.958   $35.770   $35.936
                             =======   =======   =======    =======   =======   =======   =======    =======   =======   =======
Total Return                 (21.72)%  (19.52)%  (16.19)%    36.05%    18.58%    18.34%    17.98%     20.09%    (0.46)%   35.45%
Ratios to Average Net Assets:
  Expenses                     0.49%     0.46%     0.35%      0.39%     0.41%     0.38%     0.37%      0.40%     0.41%     0.45%
  Investment income-net        1.18%     0.95%(a)  0.68%      0.85%     0.97%     1.19%     1.28%      1.47%     1.71%     1.67%
Portfolio Turnover Rate       95.70%   111.91%    98.06%     81.30%   103.31%    98.70%    88.84%     67.50%    51.63%    16.75%
Thousands of Accumulation
  Units outstanding at
  end of year               104,438    99,558    99,622     89,492    81,825    84,645    80,016     70,163    70,700    36,796
---------------------------------------------------------------------------------------------------------------------------------

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE GLOBAL EQUITIES ACCOUNT, THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE INVESTMENT INCOME-NET PER ACCUMULATION UNIT BY $.001 AND INCREASE NET REALIZED AND UNREALIZED LOSS PER ACCUMULATION UNIT BY $.001. FOR THE RATIO OF INVESTMENT INCOME-NET TO AVERAGE NET ASSETS, THERE WAS NO EFFECT FOR THE GLOBAL EQUITIES ACCOUNT FOR THE YEAR ENDED DECEMBER 31, 2001. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.





4  College Retirement Equities Fund PROSPECTUS

GROWTH ACCOUNT


                                                                                                                   APRIL 4 (DATE
                                                                                                                  ESTABLISHED) TO
                                                         FOR THE YEARS ENDED DECEMBER 31,                           DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                             2002        2001        2000        1999       1998        1997        1996       1995     1994(a)
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income            $.488      $ .387      $ .509       $.592      $.482       $.527       $.484      $.417       $.398
Expenses                      .231        .278        .320        .278       .244        .155        .119       .114        .084
                           -------     -------    --------    --------    -------     -------     -------    -------     -------
Investment income-net         .257        .109(b)     .189        .314       .238        .372        .365       .303        .314
Net realized and unrealized
  gain (loss) on total
  investments              (18.704)    (18.345)(b) (20.788)     24.276     18.475      12.219       8.638      8.891        .802
                           -------     -------    --------    --------    -------     -------     -------    -------     -------
Net increase (decrease) in
Accumulation Unit Value    (18.447)    (18.236)    (20.599)     24.590     18.713      12.591       9.003      9.194       1.116
Accumulation Unit Value:
  Beginning of period       61.372      79.608     100.207      75.617     56.904      44.313      35.310     26.116      25.000
                           -------     -------    --------    --------    -------     -------     -------    -------     -------
  End of period            $42.925     $61.372    $ 79.608    $100.207    $75.617     $56.904     $44.313    $35.310     $26.116
                           =======     =======    ========    ========    =======     =======     =======    =======     =======
Total Return               (30.06)%    (22.91)%    (20.56)%     32.52%     32.89%      28.41%      25.50%     35.20%       4.46%
Ratios to Average Net Assets:
  Expenses                   0.46%       0.43%       0.31%       0.34%      0.38%       0.34%       0.35%      0.43%       0.33%
  Investment income-net      0.51%       0.17%(b)    0.18%       0.38%      0.37%       0.82%       1.07%      1.13%       1.21%
Portfolio Turnover Rate     53.99%      44.40%      37.18%      69.26%     97.57%      53.27%      38.51%     24.42%      12.29%
Thousands of Accumulation
  Units outstanding at
  end of period           176,249     171,149     166,751     131,646     98,862      80,370      53,201     32,375      10,446
---------------------------------------------------------------------------------------------------------------------------------


(a)  PERCENTAGES SHOWN FOR THIS PERIOD ARE NOT ANNUALIZED.


(b) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE GROWTH ACCOUNT, THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE INVESTMENT INCOME-NET PER ACCUMULATION UNIT BY $.002, AND DECREASE NET REALIZED AND UNREALIZED LOSS PER ACCUMULATION UNIT BY $.002. FOR THE RATIO OF INVESTMENT INCOME-NET TO AVERAGE NET ASSETS, THERE WAS NO EFFECT FOR THE GROWTH ACCOUNT FOR THE YEAR ENDED DECEMBER 31, 2001. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.




EQUITY INDEX ACCOUNT


                                                                                                                   APRIL 4 (DATE
                                                                                                                  ESTABLISHED) TO
                                                         FOR THE YEARS ENDED DECEMBER 31,                            DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                            2002        2001        2000        1999       1998        1997        1996       1995     1994(a)
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income           $1.003       $.973      $1.055      $1.012      $.953       $.826       $.773      $.755       $.552
Expenses                      .248        .258        .233        .225       .190        .141        .106       .100        .072
                           -------     -------     -------     -------    -------     -------     -------    -------     -------
Investment income-net         .755        .715(b)     .822        .787       .763        .685        .667       .655        .480
Net realized and unrealized
  gain (loss) on total
  investments              (15.713)     (9.849)(b)  (7.216)     13.733     12.789      12.672       6.936      8.703        .393
                           -------     -------     -------     -------    -------     -------     -------    -------     -------
Net increase (decrease) in
  Accumulation Unit Value  (14.958)     (9.134)     (6.394)     14.520     13.552      13.357       7.603      9.358       0.873
Accumulation Unit Value:
  Beginning of period       68.735      77.869      84.263      69.743     56.191      42.834      35.231     25.873      25.000
                           -------     -------     -------     -------    -------     -------     -------    -------     -------
  End of period            $53.777     $68.735     $77.869     $84.263    $69.743     $56.191     $42.834    $35.231     $25.873
                           =======     =======     =======     =======    =======     =======     =======    =======     =======
Total Return               (21.76)%    (11.73)%     (7.59)%     20.82%     24.12%      31.18%      21.58%     36.17%       3.49%
Ratios to Average Net Assets:
  Expenses                   0.41%       0.37%       0.28%       0.30%      0.31%       0.30%       0.30%      0.34%       0.27%
  Investment income-net      1.26%       1.02%(b)    0.98%       1.05%      1.24%       1.47%       1.87%      2.22%       1.83%
Portfolio Turnover Rate      7.02%       6.14%       9.42%       4.89%      3.98%       3.50%       7.85%      8.31%       1.33%
Thousands of Accumulation
  Units  outstanding at
  end of period            86,020      75,254      62,018      57,249     47,997      35,368      20,725     10,911       2,716
---------------------------------------------------------------------------------------------------------------------------------


(a)  PERCENTAGES SHOWN FOR THIS PERIOD ARE NOT ANNUALIZED.


(b) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE EQUITY INDEX ACCOUNT THE CHANGE HAD NO EFFECT ON THE CONDENSED FINANCIAL INFORMATION. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.





                                  College Retirement Equities Fund PROSPECTUS  5

BOND MARKET ACCOUNT


                                                            FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                               2002      2001      2000       1999      1998      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income             $3.317    $3.258    $3.636     $3.289    $3.156    $3.081    $3.039     $2.863    $2.502    $2.348
Expenses                        .261      .242      .174       .166      .158      .134      .126       .123      .108      .103
                             -------   -------   -------   --------   -------   -------   -------    -------   -------   -------
Investment income-net          3.056     3.016(a)  3.462      3.123     2.998     2.947     2.913      2.740     2.394     2.245
Net realized and unrealized
  gain (loss) on total
  investments                  3.236     1.571(a)  2.621     (3.711)    1.150     1.266    (1.600)     3.722    (3.897)    1.606
                             -------   -------   -------   --------   -------   -------   -------    -------   -------   -------
Net increase (decrease) in
Accumulation Unit Value        6.292     4.587     6.083      (.588)    4.148     4.213     1.313      6.462    (1.503)    3.851
Accumulation Unit Value:
  Beginning of year           62.445    57.858    51.775     52.363    48.215    44.002    42.689     36.227    37.730    33.879
                             -------   -------   -------   --------   -------   -------   -------    -------   -------   -------
  End of year                $68.737   $62.445   $57.858   $ 51.775   $52.363   $48.215   $44.002    $42.689   $36.227   $37.730
                             =======   =======   =======   ========   =======   =======   =======    =======   =======   =======
Total Return                  10.08%     7.93%    11.75%     (1.12)%    8.60%     9.57%     3.08%     17.84%    (3.98)%   11.37%
Ratios to Average Net Assets:
  Expenses                     0.41%     0.43%     0.33%      0.32%     0.32%     0.29%     0.30%      0.31%     0.29%     0.28%
  Investment income-net        4.75%     5.36%(a)  6.50%      6.03%     5.98%     6.44%     6.86%      6.93%     6.54%     6.18%
Portfolio Turnover Rate      249.41%   257.02%   377.44%(b) 656.58%   525.32%   398.77%   145.27%    185.11%   161.46%   139.55%
Thousands of Accumulation
  Units outstanding at
  end of year                81,952    71,368    54,745     54,918    57,481    31,654    22,611     19,522    14,939    14,698
---------------------------------------------------------------------------------------------------------------------------------

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE BOND MARKET ACCOUNT, THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE INVESTMENT INCOME-NET PER ACCUMULATION UNIT BY $.067, INCREASE NET REALIZED AND UNREALIZED GAIN PER ACCUMULATION UNIT BY $.067 AND DECREASE THE RATIO OF INVESTMENT INCOME-NET TO AVERAGE NET ASSETS BY .12%. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(b) DURING 2000, THE BOND MARKET ACCOUNT BEGAN STRUCTURING DOLLAR ROLLS AS FINANCING TRANSACTIONS. DOLLAR ROLLS OCCUR WHEN AN ACCOUNT SELLS SECURITIES FOR DELIVERY IN THE CURRENT MONTH AND SIMULTANEOUSLY CONTRACTS TO REPURCHASE SUBSTANTIALLY SIMILAR SECURITIES ON A SPECIFIED FUTURE DATE. HAD THESE TRANSACTIONS BEEN TREATED FOR THE ENTIRE YEAR AS PURCHASES AND SALES, RATHER THAN AS FINANCING TRANSACTIONS, THE PORTFOLIO TURNOVER RATE FOR THE YEAR ENDED DECEMBER 31, 2000 WOULD HAVE BEEN 552.94%.




INFLATION-LINKED BOND ACCOUNT


                                                                                                                 JANUARY 13 (DATE
                                                                                                                 ESTABLISHED) TO
                                                              FOR THE YEARS ENDED DECEMBER 31,                       DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                                             2002            2001           2000           1999            1998        1997(a)
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income                            $1.797          $1.816         $2.113         $1.730          $1.256         $1.031
Expenses                                       .147            .122           .083           .099            .086           .067
                                            -------         -------        -------        -------         -------        -------
Investment income-net                         1.650           1.694(b)       2.030          1.631           1.170           .964
Net realized and unrealized gain (loss)
  on total investments                        3.817            .692(b)       1.491         (1.062)          (.260)          .154
                                            -------         -------        -------        -------         -------        -------
Net increase in Accumulation Unit Value       5.467           2.386          3.521       .569                .910          1.118
Accumulation Unit Value:
  Beginning of period                        33.504          31.118         27.597         27.028          26.118         25.000
                                            -------         -------        -------        -------         -------        -------
  End of period                             $38.971         $33.504        $31.118        $27.597         $27.028        $26.118
                                            =======         =======        =======        =======         =======        =======
Total Return                                 16.32%           7.67%         12.76%          2.10%           3.48%          4.47%
Ratios to Average Net Assets:
  Expenses                                    0.41%           0.36%          0.29%          0.36%           0.33%          0.25%
  Investment income-net                       4.56%           4.93%(b)       6.97%          5.99%           4.50%          3.60%
Portfolio Turnover Rate                      31.33%          42.16%         17.17%         54.35%          40.98%         63.56%
Thousands of Accumulation Units
  outstanding at end of period              63,825          35,274         15,188          4,757           5,112          3,626
---------------------------------------------------------------------------------------------------------------------------------


(a)  PERCENTAGES SHOWN FOR THIS PERIOD ARE NOT ANNUALIZED.


(b) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE INFLATION-LINKED BOND ACCOUNT, THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE INVESTMENT INCOME-NET PER ACCUMULATION UNIT BY $.031, INCREASE NET REALIZED AND UNREALIZED GAIN PER ACCUMULATION UNIT BY $.031 AND DECREASE THE RATIO OF INVESTMENT INCOME-NET TO AVERAGE NET ASSETS BY .11%. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.





6  College Retirement Equities Fund PROSPECTUS

SOCIAL CHOICE ACCOUNT


                                                            FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                               2002      2001      2000       1999      1998      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income             $2.687    $2.766    $3.188     $2.898    $2.679    $2.396    $2.068     $1.832    $1.621    $1.452
Expenses                        .337      .352      .282       .293      .249      .193      .158       .144      .125      .117
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
Investment income-net          2.350     2.414(a)  2.906      2.605     2.430     2.203     1.910      1.688     1.496     1.335
Net realized and unrealized
  gain (loss) on total
  investments                (10.756)   (7.003)(a)(2.582)     6.752    11.159    12.223     5.968      9.863    (2.015)    2.082
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
Net increase (decrease) in
 Accumulation Unit Value      (8.406)   (4.589)    0.324      9.357    13.589    14.426     7.878     11.551     (.519)    3.417
Accumulation Unit Value:
  Beginning of year           91.697    96.286    95.962     86.605    73.016    58.590    50.712     39.161    39.680    36.263
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
  End of year                $83.291   $91.697   $96.286    $95.962   $86.605   $73.016   $58.590    $50.712   $39.161   $39.680
                             =======   =======   =======    =======   =======   =======   =======    =======   =======   =======
Total Return                  (9.17)%   (4.77)%    0.34%     10.80%    18.61%    24.62%    15.53%     29.49%    (1.31)%    9.42%
Ratios to Average Net Assets:
  Expenses                     0.39%     0.40%     0.30%      0.32%     0.31%     0.30%     0.30%      0.32%     0.32%     0.31%
  Investment income-net        2.75%     2.77%(a)  3.04%      2.88%     3.07%     3.37%     3.58%      3.75%     3.80%     3.52%
Portfolio Turnover Rate       92.82%    68.64%   117.10%(b) 206.44%   147.90%    91.87%    40.93%     52.65%    49.06%    39.85%
Thousands of Accumulation
  Units outstanding at
  end of year                50,707    46,290    42,550     41,355    37,211    30,554    25,841     22,196    18,302    16,790
---------------------------------------------------------------------------------------------------------------------------------

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE SOCIAL CHOICE ACCOUNT, THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE INVESTMENT INCOME-NET PER ACCUMULATION UNIT BY $.019, INCREASE NET REALIZED AND UNREALIZED LOSS PER ACCUMULATION UNIT BY $.019 AND DECREASE THE RATIO OF INVESTMENT INCOME-NET TO AVERAGE NET ASSETS BY .02%. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(b) DURING 2000, THE SOCIAL CHOICE ACCOUNT BEGAN STRUCTURING DOLLAR ROLLS AS FINANCING TRANSACTIONS. DOLLAR ROLLS OCCUR WHEN AN ACCOUNT SELLS SECURITIES FOR DELIVERY IN THE CURRENT MONTH AND SIMULTANEOUSLY CONTRACTS TO REPURCHASE SUBSTANTIALLY SIMILAR SECURITIES ON A SPECIFIED FUTURE DATE. HAD THESE TRANSACTIONS BEEN TREATED FOR THE ENTIRE YEAR AS PURCHASES AND SALES, RATHER THAN AS FINANCING TRANSACTIONS, THE PORTFOLIO TURNOVER RATE FOR THE YEAR ENDED DECEMBER 31, 2000 WOULD HAVE BEEN 196.05%.




MONEY MARKET ACCOUNT


                                                            FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
                            2002      2001      2000       1999      1998      1997      1996       1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
Investment income              $.407     $.888    $1.273      $.976     $.998     $.953     $.880      $.910     $.631     $.464
Expenses                        .082      .069      .055       .057      .054      .046      .049       .048      .041      .039
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
Investment income-net           .325      .819(a)  1.218       .919      .944      .907      .831       .862      .590      .425
Net realized and unrealized
  gain (loss) on total
  investments                  (.005)     .009(a)   .007      (.005)     .005      .001     (.003)      .009     (.012)    (.002)
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
Net increase in Accumulation
  Unit Value                    .320      .828     1.225       .914      .949      .908      .828       .871      .578      .423
Accumulation Unit Value:
  Beginning of year           21.318    20.490    19.265     18.351    17.402    16.494    15.666     14.795    14.217    13.794
                             -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
  End of year                $21.638   $21.318   $20.490    $19.265   $18.351   $17.402   $16.494    $15.666   $14.795   $14.217
                             =======   =======   =======    =======   =======   =======   =======    =======   =======   =======
Total Return                   1.50%     4.04%     6.36%      4.98%     5.45%     5.51%     5.28%      5.88%     4.07%     3.07%
Ratios to Average Net Assets:
  Expenses                     0.38%     0.33%     0.28%      0.30%     0.30%     0.27%     0.30%      0.32%     0.28%     0.27%
  Investment income-net        1.51%     3.88%(a)  6.12%      4.90%     5.27%     5.35%     5.16%      5.64%     4.03%     3.02%
Portfolio Turnover Rate         n/a       n/a       n/a        n/a       n/a       n/a       n/a        n/a       n/a       n/a
Thousands of Accumulation
  Units outstanding at
  end of year               334,898   338,791   315,206    354,754   312,358   233,116   218,292    193,181   183,135   174,073
---------------------------------------------------------------------------------------------------------------------------------

(a) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE ACCOUNTS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON ALL DEBT SECURITIES. FOR THE MONEY MARKET ACCOUNT THE CHANGE HAD NO EFFECT ON THE CONDENSED FINANCIAL INFORMATION. PER ACCUMULATION UNIT AMOUNTS AND RATIOS FOR THE PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.





                                  College Retirement Equities Fund PROSPECTUS  7

YOUR INVESTMENT OPTIONS


CREF's goal is to provide retirement benefits. We have a long-term investment perspective and the CREF accounts provide a wide range of investment alternatives. Each account has its own investment objective, policies, and special risks. Investment objectives cannot be changed without the approval of a majority of account participants. CREF can change investment policies without such approval. There is no guarantee that any CREF account will meet its investment objective.

   Each of the Stock, Global Equities, Equity Index, Bond Market,
Inflation-Linked Bond and Money Market Accounts has a policy of investing, under normal circumstances, at least 80% of their respective net assets in the particular type of securities implied by the account's name. Each of these accounts will provide its participants with at least 60 days prior notice before making changes to this policy.

GENERAL INVESTMENT RISKS

To varying degrees, the CREF accounts are all subject to several general types of risks. One is market risk -- stock price volatility due to changing conditions in the financial markets. Another is interest rate risk -- the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities. Another kind of risk is company risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. For bonds and other income-producing securities, company (credit) risk comes from the possibility the issuer won't be able to pay principal and interest when due. Finally, investments can be subject to current income volatility, which is how much and how quickly overall interest rate changes affect current income from an investment.

   All of the CREF accounts can invest in securities traded on foreign exchanges or in foreign markets. These investments involve risks beyond those of domestic investing. Please see page 13 for risks of foreign investing.

THE EQUITY ACCOUNTS


CREF'S DUAL INVESTMENT MANAGEMENT STRATEGY(R)

The Stock, Global Equities and Growth Accounts use CREF's Dual Investment Management Strategy. The Dual Investment Management Strategy combines active management and quantitative methods in seeking to achieve higher returns over each account's benchmark index, while attempting to maintain a risk profile for each account similar to its benchmark index.

   The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining activE management and quantitative methods to select securities.

o Certain team members use fundamental analysis and focus on active stock selection. They select stocks that they believe offer the potential for superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio similar to the account's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to incorporate the recommendations of active managers while keeping the account's overall financial and risk characteristics similar to those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or underweighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring and optimization models. Finally, quantitative team members may employ indexing techniques on portions of the accounts.

   Using the Dual Investment Management Strategy(R), we have flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility versus the benchmark usually associated with active stock selection. Overall, the approach enables the accounts to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

   The benchmarks for each of the following accounts are currently as follows:

Stock               Russell 3000(R) Index(1), Morgan Stanley Capital
                    International (MSCI) EAFE and Canada Index
Global Equities     MSCI World Index
Growth              Russell 1000(R) Growth Index(1)

   Using these indices is not a fundamental policy of the accounts, so we can substitute other indices without participant approval. We'll notify you when we make such a change.


STOCK ACCOUNT

   INVESTMENT OBJECTIVE: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.


   INVESTMENT STRATEGY: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. The account uses the Dual Investment Management Strategy. The active managers concentrate on individual companies rather than sectors or industries. They look for stocks that they believe are attractively priced based on an analysis of the company's prospects for growth in earnings, cash flow, revenues or other relevant measures. They also look for companies whose assets appear undervalued in the market. In general, they focus on companies with shareholder-oriented managements dedicated to creating shareholder value. The account may invest in companies of any size.

   The account invests in foreign stocks and other equity securities. The account also may invest in fixed-income securities and money market instruments traded on foreign exchanges, in other foreign securities markets, or privately placed. As of December 31, 2002, foreign securities were 20.02% of the account. Foreign securities have different types and levels of risk than a strictly domestic portfolio. Please see page 13 for additional risks related to foreign investing.

   SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described above. In addition, the quantitative techniques used in conjunction with the Dual Investment Management Strategy(R) involve special risks associated with tracking the account's composite benchmark index which is comprised of the Russell 3000 and the Morgan Stanley Capital International
(MSCI) EAFE and Canada Index. We can't guarantee that the performance of the account will match that of the composite benchmark.

   The account invests in smaller, lesser-known companies. The stock prices of such companies may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities.


   In addition, the account is the world's largest singly managed equity fund based on assets under management. Because of its size, it may be buying or selling blocks of stock that are large compared to the stock's trading volume, making it difficult to reach the positions called for by our investment decisions, and/or affecting the stock's price. As a result, we may not be able to adjust the portfolio as quickly as we would like.



----------
(1) THE RUSSELL 3000 INDEX AND RUSSELL 1000 GROWTH INDEX ARE TRADEMARKS/SERVICE MARKS OF THE FRANK RUSSELL COMPANY (FRC). THE USE OF THE RUSSELL INDICES
     IS IN NO WAY SUGGESTING OR IMPLYING AN OPINION BY FRC AS TO THE ATTRACTIVENESS OF THE INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE INDICES ARE BASED.




8  College Retirement Equities Fund PROSPECTUS

   INVESTOR PROFILE: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio. The potential risk of investing in the account is moderate. You can lose money by investing in the account.

GLOBAL EQUITIES ACCOUNT

   INVESTMENT OBJECTIVE: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

   INVESTMENT STRATEGY: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, at least 40% of the account is invested in foreign securities and at least 25% in domestic securities, as we deem appropriate. The remaining 35% is distributed between foreign and domestic securities. These percentages may vary according to market conditions.


   The account uses the Dual Investment Management Strategy. The active managers concentrate on selecting individual stocks, while quantitative team managers regularly monitor the account's sector and country exposure in order to control risk. Normally, the account will be invested in at least three different countries, one of which will be the U.S., although the account will usually be more diversified.


   The account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See "Special Investment Risks" for the Growth Account below.


   SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 8. The quantitative techniques used in conjunction with the Dual Investment Management Strategy(R) involve special risks related to tracking the MSCI World Index. We can't guarantee that the performance of the account will match that of the index. In addition, investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. See page 13 for more information on risks of foreign investing.


   INVESTOR PROFILE: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign markets. The potential risk of investing in the account is moderate. You can lose money by investing in the account.

GROWTH ACCOUNT

   INVESTMENT OBJECTIVE: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.


   INVESTMENT STRATEGY: The Growth Account will invest at least 80% of its assets in common stocks and other equity securities. The account uses the Dual Investment Management Strategy. The active managers choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies they believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

   The account will invest primarily in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. To a lesser extent, it may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The account can also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

   The account can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the account may invest up to 60% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

   SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 8 and foreign risks described on page 13. The quantitative techniques used in conjunction with the Dual Investment Management Strategy(R) involve special risks related to tracking the Russell 1000 Growth Index. We can't guarantee that the performance of the account will match that of the index. In addition, there are special risks to investing in growth stocks. The account may hold stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The account will probably be more volatile than the overall stock market due to its focus on more growth-oriented sectors of the market.

   INVESTOR PROFILE: The Growth Account may be best for individuals who are looking for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well-suited to investors seeking exposure to growth-oriented companies who also have exposure to other segments of the stock market, including exposure to value-oriented companies. The potential risk of investing in the account is moderate to high. You can lose money by investing in the account.


EQUITY INDEX ACCOUNT

   INVESTMENT OBJECTIVE: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

   INVESTMENT STRATEGY: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in the Russell 3000 Index. Although the account invests in stocks in the Russell 3000 Index, it may not invest in all 3,000 stocks in the index. If so, we may use a sampling approach to create a portfolio that closely matches the overall investment characteristics of the index. This means that a company can remain in the account even if it performs poorly, unless the company is removed from the Russell 3000. Using the Russell 3000 Index is not fundamental to the account's investment objective and policies. We can change the index used in this account at any time and will notify you if we do so. The account does not use the Dual Investment Management Strategy.


   The Russell 3000 is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $10 million to $280 billion with an average of $3.4 billion as of December 31, 2002. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.


   The account can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

   SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 8. In addition, there are special risks associated with indexed investing. The account attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the account doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the account will match that of the



                                  College Retirement Equities Fund PROSPECTUS  9
index. Also, the account's returns, unlike those of the index, are reduced by investment and other operating expenses.

   INVESTOR PROFILE: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in the aggregate U.S. market. The potential risk of investing in the account is moderate. You can lose money by investing in the account.

OTHER INVESTMENTS IN EQUITY ACCOUNTS

In addition to stocks, the CREF equity accounts can hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants, and depository receipts. Pending more permanent investments or to use cash balances effectively, the accounts can also hold the same types of money market instruments the Money Market Account invests in, as well as other short-term instruments.

   The equity accounts can also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When market conditions are favorable, the accounts can also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The equity accounts can also invest in debt securities whose prices or interest rates are linked to the return of a stock market index.

   The equity accounts may buy and sell options, futures contracts and options on futures. They can also buy and sell stock index futures contracts. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special consideration and risks nonetheless.

   To help manage currency risk, the equity accounts can enter into forward currency contracts, buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies.

   Although the equity accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of the accounts to hedge all equity or currency risks at any particular time.

   The equity accounts can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities. These securities and instruments pose special risks, such as lack of liquidity or credit risks of the issuer or counterparty.

BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

BOND MARKET ACCOUNT

   INVESTMENT OBJECTIVE: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

   INVESTMENT STRATEGY: Under normal circumstances, the Bond Market Account invests at least 80% of its assets in a broad range of debt securities. The majority of the account's assets is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The account's holdings are mainly investment grade securities rated in the top four credit categories by Moody's Investors Service or Standard & Poor's, or that we determine are of comparable quality. The account will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Brothers Aggregate Bond Index depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns compared to the Lehman Index. The account can also invest in non-investment grade securities rated Ba1 or lower by Moody's or BB+ and lower by Standard & Poor's as well as unrated securities of a similar quality or junk bonds. However, we don't intend to invest more than 20% of the account's assets in such securities. The account can also make foreign investments, but we don't expect them to exceed 15% of the account's assets.


   The account is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2002, the duration of the Lehman Index was 3.79 years. By keeping the account's duration close to the Lehman Index's duration, the account's returns due to changes in interest rates should be similar to the Index's returns due to changes in interest rates.


   The account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest.

   The account may make certain other investments, but not as principal strategies. For example, the account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

   The account may also use a trading technique called "mortgage rolls," in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The account may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. While these techniques are both designed to enhance the account's returns, we don't expect these techniques to significantly raise the account's capital gains or losses. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the account's expenses.

   SPECIAL INVESTMENT RISKS: The account is subject to interest rate risk -- that is, prices of portfolio securities held by the account may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.
   Non-investment grade securities are usually called "high-yield" or "junk" bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

   Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and S&P's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the account, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the account won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

   The account can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

   The account's investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to pay off their mortgage loans sooner or later than expected. If that happened, the account would have to



10 College Retirement Equities Fund PROSPECTUS reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extensions occur as a result of a rising interest rate environment, the account may not receive cash flows from its investments as early as expected.

   See the SAI for an explanation of bond ratings.

   INVESTOR PROFILE: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and want to balance other holdings invested in stocks. The potential risk of investing in the account is low to moderate. You can lose money by investing in the account.

INFLATION-LINKED BOND ACCOUNT

   INVESTMENT OBJECTIVE: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds -- fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

   INVESTMENT STRATEGY: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). It can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

   Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

   The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (CPI-U). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

   The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

   The interest and principal components of the bonds may be "stripped" or sold separately. The account can buy or sell either component.

   The account may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. We don't expect the account's investments in foreign inflation-indexed bonds to be more than 25% of assets, although this level may change.

   The account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment grade. However, the account can invest up to 5% of its assets in fixed-income instruments that are rated below investment grade, or in unrated securities of similar quality.

   SPECIAL INVESTMENT RISKS: Because the investments in the account are "marked-to-market" daily and because market values will fluctuate, the account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

   Market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations or changes in real rates of interest.

   Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this account should be aware that their income might not keep pace with inflation precisely, if the average stated interest rate on the account's inflation-indexed bonds is below about 4%.

   INVESTOR PROFILE: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest "real" rate of return (i.e., greater than the inflation rate) and want to balance holdings in stocks, conventional bonds, and other investments. The potential risk of investing in the account is low to moderate. You can lose money by investing in the account.

OTHER INVESTMENTS IN BOND MARKET AND
INFLATION-LINKED BOND ACCOUNTS

The Bond Market and Inflation-Linked Bond Accounts can hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account can also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

   To help manage currency risk, the accounts can also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They can also enter into forward currency contracts and buy and sell securities indexed to foreign securities.

   The Bond Market and Inflation-Linked Bond Accounts can also buy and sell swaps and options on swaps. The accounts will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The accounts are not required to hedge investments.

SOCIAL CHOICE ACCOUNT

   INVESTMENT OBJECTIVE: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

   INVESTMENT STRATEGY: The Social Choice Account invests in a diversified set of stocks and other equity securities, bonds and other fixed-income securities, as well as money-market instruments and other short-term debt instruments. The account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.


   The account is balanced, with assets divided between stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money-market instruments (about 40%). When market conditions or transaction needs require, the equity portion can go as high as 70% or as low as 50%, with corresponding changes in the fixed-income portion. We can change the percentages even further if we think it's appropriate.

   CURRENT SOCIAL CRITERIA: The social criteria the account takes into consideration and any universe of investments that the account utilizes are non-fundamental investment policies. They can be changed without the approval of the account's participants.

   The account seeks to track the return of the Russell 3000 Index. It does this by primarily investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI")2, which is a socially screened subset of companies in the Russell 3000 so that the account's portfolio approaches the overall investment characteristics of the Russell 3000.

   Companies that are currently excluded from the BMSI include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

o  Companies that derive any revenues from gambling;

o Companies that derive significant revenues from the production of military weapons; or




                                 College Retirement Equities Fund PROSPECTUS  11

o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

   The remaining companies will then be evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and a meaningful participation in company profits either through stock purchase or profit sharing plans;

o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.


   The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2003, the BMSI comprised approximately 2,380 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

   The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We'll do our best to make sure the account's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

   The equities portion of the account attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index. It does this primarily by investing in Russell 3000 companies that are not excluded by the account's social criteria so that this portion of the account approaches the overall characteristics (e.g., yield and weight) of the Russell 3000. The fixed income portion of the account seeks to track the returns and duration of the Lehman Brothers Aggregate Bond Index.

   The account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The account can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The account can also invest up to 15% of its assets in foreign securities.

   The fixed-income portion of the account will invest in the same kinds of securities as the Bond Market Account. This portion may also use a trading technique called "mortgage rolls" which is described on page 10. Use of this technique by the account will have the same benefits and risks described on page 10.
   Money-market instruments and short-term debt securities will be of the same type as those held by the Money Market Account. The account can also hold other kinds of short-term instruments. These help us maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

   The account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The account will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The account is not required to hedge its investments.

   SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, the account may not be able to take advantage of opportunities or market trends as do the accounts that don't use such criteria. Because only part of the account's assets is in stocks and other equity securities, overall returns may not parallel the U.S. stock market as a whole. However, we expect that the account will have less risk than a portfolio made up exclusively of common stocks. In addition, the account is exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies.

   INVESTOR PROFILE: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain social criteria screens, want an account balanced among stocks, bonds and the money market and want an account that may be less volatile than a stock account. The potential risk of investing in the account is low to moderate. You can lose money by investing in the account.


MONEY MARKET ACCOUNT

   INVESTMENT OBJECTIVE: High current income consistent with maintaining liquidity and preserving capital.

   INVESTMENT STRATEGY: Substantially all the Money Market Account's assets will be invested in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity of the account won't be more than 90 days.

   The account will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, banker's acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

----------
(2) THE SOCIAL CHOICE ACCOUNT IS NOT PROMOTED, SPONSORED OR ENDORSED BY, NOR IN ANY WAY AFFILIATED WITH KLD RESEARCH & ANALYTICS, INC.; KLD RESEARCH & ANALYTICS, INC. IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE ACCOUNT, NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND IT MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE.


     KLD RESEARCH & ANALYTICS, INC.'S PUBLICATION OF THE KLD INDEXES IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY IT AS TO THE ATTRACTIVENESS OR APPROPRIATENESS OF INVESTMENT IN ANY OR ALL SECURITIES UPON WHICH THE KLD INDEXES ARE BASED. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN. KLD BROAD MARKET SOCIAL INDEXSM IS DERIVED FROM THE CONSTITUENTS OF THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS A TRADEMARK/SERVICE MARK OF THE FRANK RUSSELL COMPANY
     (FRC). THE USE OF THE RUSSELL 3000 INDEX AS THE UNIVERSE FOR THE KLD BROAD MARKET SOCIAL INDEX IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY FRC AS TO THE ATTRACTIVENESS OF THE KLD BROAD MARKET SOCIAL INDEX OR OF THE INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE RUSSELL INDICES OR KLD INDICES ARE BASED.




12  College Retirement Equities Fund PROSPECTUS

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6)  Participation interests in loans banks have made to the issuers of (1) and
     (4) above (these may be considered illiquid);

(7)  Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

   The account will invest at least 95% of its assets in money market instruments that at the time of purchase are "first tier" securities -- that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. Up to 5% of the account's assets may be invested in "second tier" securities -- securities rated within the two highest categories by at least two NRSROs or in unrated securities of comparable quality. The account can also invest up to 30% of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

   The above list of investments is not exclusive and the account may make other investments consistent with its investment objective and policies.


   SPECIAL INVESTMENT RISKS: The account is subject to the risk of current income volatility -- that is, the income the account receives may fall as a result of a decline in interest rates. To a lesser extent, the account is also subject to the general investment risks described on page 8.


   INVESTOR PROFILE: The Money Market Account may be best for individuals who have a shorter time horizon, want to keep up with inflation but aren't looking for high "real" returns over inflation and are risk averse. The potential risk of investing in the account is very low. You may, however, lose money by investing in this account. An investment in the Money Market Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INVESTMENT TOOLS AND RISKS

At times, the CREF accounts may use certain investment tools to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

FOREIGN INVESTMENTS

CREF has extensive experience managing foreign investments, including those not registered or traded in the United States. An account's foreign portfolio may be divided into segments -- some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. We invest in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns. The percentages of foreign assets in each account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

   Investing in foreign securities, especially those not issued by foreign governments, involves special risks. These include:

o  Changes in currency exchange rates;

o  Possible market controls or currency exchange controls;

o  Possible withholding of taxes on dividends and interest;

o  Possible seizure, expropriation, or nationalization of assets;

o More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

o  Lower liquidity and higher volatility in some foreign markets;

o  The impact of political, social, or diplomatic events;

o  The difficulty of evaluating some foreign economic trends;

o The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

o Difficulty in using foreign legal systems to enforce financial or legal obligations.

   Also, brokerage commissions and transaction costs are often higher for foreign investments.

   The accounts can also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

   The accounts may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency's value. We do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

   Even considering the risks, foreign investing offers the chance to improve an account's diversification and long-term performance. Foreign investments let CREF take part in the growth of other countries' economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an account's volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

   The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the euro; and a single interest rate structure represents a new economic entity; the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

OPTIONS, FUTURES AND OTHER DERIVATIVES

The CREF accounts can buy and sell options, futures, and other derivatives. We intend to use these securities for cash management purposes or as hedging techniques, although we are not obligated to hedge any investments. Generally, investing in these instruments draws upon special skills and experience that may be different from skills needed to choose other types of securities for the accounts. Special risks of these instruments include the possibility that the prices of certain derivatives may not correlate perfectly with the prices of the securities, currencies, or interest rates being hedged. In addition, a liquid secondary market for over-the-counter options may not be available at a particular time.

ILLIQUID SECURITIES

Each account can invest up to 10% of its assets in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.



                                 College Retirement Equities Fund PROSPECTUS  13

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

The CREF accounts can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified date. We would do this if we expect a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. We may also purchase securities on a "when issued" basis, with the exact terms set at the time of the transaction.

SECURITIES LENDING

The CREF accounts can seek extra income by lending securities to brokers, dealers, and other financial institutions, subject to certain restrictions. If we lend a security, we can call in the loan at any time. Although all loans are fully collateralized, if a borrower defaults, an account could lose money.

BORROWING

As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts can borrow money from banks, not exceeding 10% of any of the accounts' market value at the time of borrowing. These accounts can also borrow up to 5% of their assets' value to buy securities. Each account can pledge or otherwise encumber up to 10% of its assets at the time of borrowing as collateral.

   The Growth, Equity Index, and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 331/3% of each of the accounts' market value at the time of borrowing. These accounts can borrow from other sources temporarily, but no more than 5% of their assets' value.

   If an account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an account's net asset value may change during market fluctuations.

INVESTMENT COMPANIES

Each account can invest up to 10% of its assets in other investment companies, including mutual funds. When an account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

REPURCHASE AGREEMENTS
The CREF accounts can use repurchase agreements to help manage cash balances.

PERFORMANCE INFORMATION

From time to time, CREF advertises total return and average annual total return for each of its accounts. For the Bond Market and Money Market Accounts, we also advertise yield.

TOTAL RETURNS

"Total return" is the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods. "Average annual total return" is the annually compounded rate that would result in the same cumulative total return over the specified period.

MONEY MARKET ACCOUNT YIELDS

For the Money Market Account, we calculate a "yield" or "current yield." This yield is the income generated by an investment over a seven-day period (after expenses). We then annualize this yield by assuming the account will earn the same rate each week for 52 weeks, then show the total income as a percentage of the original investment. "Effective yield" may also be advertised. We calculate this in a similar way, but we assume that the income is reinvested in the account. The effective yield will be higher than the current yield because of compounding.

BOND MARKET ACCOUNT YIELDS

For the Bond Market Account, we calculate a thirty-day yield. This yield is the income generated by an investment over a thirty-day period (after expenses). We then assume this yield is compounded monthly for six months, then annualized.

INVESTMENT MANAGEMENT

A Board of Trustees governs CREF. The Board oversees CREF's administration and investments, reviews service contracts, and evaluates each account's performance. TIAA-CREF Investment Management, LLC, a nonprofit subsidiary of TIAA, manages the assets in each CREF account and is registered under the Investment Advisers Act of 1940. TIAA-CREF Investment Management also conducts research, recommends investments, and places buy and sell orders for the CREF accounts. It also performs portfolio accounting and related services for each account. All services are at cost.

ALLOCATIONS AMONG AFFILIATED ACCOUNTS

The managers of the CREF accounts may manage the assets of certain affiliated accounts. Investment decisions for the CREF accounts and any affiliated account will be made independently. Sometimes, however, managers may decide either to buy or sell a security at the same time for more than one CREF account or affiliated account. If so, investment opportunities are allocated equitably. This can have an adverse effect on the size of the position each CREF account buys or sells, as well as the price received or paid for it.

ADDING, CLOSING, OR SUBSTITUTING ACCOUNTS

CREF can add or close accounts, substitute one account for another, combine accounts, discontinue accounts, and suspend the acceptance of premiums and/or transfers into an account. Depending on the terms of an employer's retirement plan, CREF can also restrict whether and how we offer an account. If an account is closed or we stop accepting premiums into that account, we'll notify participants and request that they allocate premiums and/or transfer accumulations to another account. If you're notified of such a change and don't respond, we'll place any premiums, accumulations, or annuity income affected by the change in the Money Market Account. Unless required by law, CREF will not close, substitute for, or stop accepting premiums and transfers to the Stock and Money Market Accounts.

THE ANNUITY CERTIFICATES

CREF offers certificates for the following types of variable annuities:

   RA (RETIREMENT ANNUITY) AND GRA (GROUP RETIREMENT ANNUITY): RA and GRA certificates are used mainly for employee retirement plans.

   Depending on the terms of your employer's plan, RA premiums can be paid by your employer, you, or both. If you're paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer's plan to your RA certificate. For RAs only, you can make contributions directly to CREF.

   GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You can't pay GRA premiums directly to CREF; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer's plan to your GRA certificate.

   SRA (SUPPLEMENTAL RETIREMENT ANNUITY) AND GSRA (GROUP SUPPLEMENTAL RETIREMENT ANNUITY): These are for voluntary tax-deferred annuity (TDA) plans. SRA certificates are issued directly to you; GSRA certificates are issued through an agreement between your employer and CREF. Your employer pays premiums in pre-tax dollars through salary reduction. Although you can't pay premiums directly, you can transfer amounts from other TDA plans.



14  College Retirement Equities Fund PROSPECTUS

   GA (GROUP ANNUITY) AND INSTITUTIONALLY-OWNED GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan's trustee. Your employer pays premiums directly to CREF. Your employer or the plan's trustee may control the allocation of contributions and transfers to and from these certificates. If a GA or GSRA certificate is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

   CLASSIC IRA: You and your spouse can each open a Classic IRA with an annual contribution of up to $3,000 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet our eligibility requirements. If you are age 50 or older, you may contribute up to $3,500. The combined limit for your contribution to a Classic IRA and a Roth IRA for a single year is $3,000, or $3,500 if you are age 50 or older, excluding rollovers.

   ROTH IRA: You or your spouse can each open a Roth IRA with an annual contribution of up to $3,000 or with a rollover from another IRA or a Classic IRA issued by CREF, if you meet our eligibility requirements. If you are age 50 or older, you may contribute up to $3,500. The combined limit for your contributions to a Classic IRA and a Roth IRA for a single year is $3,000, or $3,500 if you are age 50 or older, excluding rollovers.

   Both Classic and Roth IRAs are issued directly to you. Joint accounts are not permissible.

   Classic and Roth IRAs may together be referred to as "IRAs" in this prospectus.

   KEOGH CERTIFICATES: CREF also offers certificates under Keogh plans. A self-employed individual who owns an unincorporated business can use our Keogh certificates for a Keogh plan, and cover common law employees, subject to our eligibility requirements.

   ELIGIBILITY FOR IRAS AND KEOGH CERTIFICATES: You and your spouse can open a Classic or Roth IRA or use our Keogh certificates if you are a current or retired employee or a trustee of an eligible institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. To be considered a retired employee for this purpose, an individual must be at least 55 years old and have completed at least 3 years of service at an eligible institution. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research.

STARTING OUT

Generally, we'll issue you a CREF certificate when we receive your completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we'll generally invest the money in the Money Market Account until we receive your form. When the completed form arrives, we'll transfer the appropriate amounts to the accounts you've specified, crediting them as of the end of the business day we receive the form. Some employer plans may, however, require that we send such premiums back to the employer.


   If your application or enrollment form is incomplete, allocations violate employer plan restrictions, or total more than 100%, we'll invest premiums remitted by your employer in the Money Market Account. If your allocation instructions total less than 100%, we'll credit the percentage that is not allocated to a specific account to the Money Market Account. The balance will be invested as you instructed. After we receive a complete and correct application, we'll follow your allocation instructions for future premiums. However, in this situation, you must request that we transfer any premiums invested in the Money Market Account to your account choices. Such transfers will be made as of the end of the business day we receive your request.


   CREF currently doesn't restrict the amount or frequency of premiums to your RA, GRA, or IRA certificates, although we reserve the right to impose restrictions. Your employer's retirement plan may limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.


   If you pay premiums directly to an RA or IRA, the premiums and any earnings are not subject to your employer's retirement plan. The only restrictions relating to these premiums are in the certificate itself. The Inflation-Linked Bond Account is not available for premiums that you pay directly to an RAcertificate.


   In most cases, CREF accepts premiums to a certificate during your accumulation period. Once your first premium has been paid, your CREF certificate can't lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, GSRA, GA, Keogh and Institutional GSRA certificates at any time.


   Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check.


CHOOSING AN ACCOUNT

After you receive your certificate, you can allocate your premiums among the CREF accounts unless your employer's plan blocks some accounts. With RAs, GRAs, GSRAs, or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an SRA or IRA are not subject to your employer's plan. You can change your allocation for future premiums by:

o  writing to our home office;

o  using the TIAA-CREF Web Center's account access feature at www.tiaa-cref.org;
   or

o  calling our Automated Telephone Service (24 hours a day) at 800-842-2252.

DETERMINING THE VALUE OF YOUR CERTIFICATE -- ACCUMULATION UNITS

To determine the amount of money in your account, we use a measure called an accumulation unit. Each payment to your certificate, which is credited at the end of the business day in which we receive it, buys a number of accumulation units. The accumulation unit value for each account depends on the account's investment performance and its expenses. We calculate accumulation unit values at the end of each valuation day. The number of accumulation units you own equals your accumulation in an account divided by the accumulation unit value for that account. To determine accumulation unit values for transfers and cash withdrawals, we use the unit values calculated at the end of the business day on which we receive your completed request and required documents.

IF YOU NEED TO CANCEL

You may cancel any RA, SRA, GSRA, Classic IRA, Roth IRA or Keogh cer-tificate up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the certificate with a signed Notice of Cancellation (available by contacting CREF) to our home office. We'll cancel the certificate, then send the entire current accumulation to whomever sent the premiums. You bear the investment risk during this period.

HOW WE VALUE ASSETS

We calculate the value of the assets in each account as of the close of every valuation day. We use market quotations or independent pricing services to value securities and other instruments. If these aren't available, we'll value the securities using "fair value," as determined by the CREF Board of Trustees. We may also use "fair value" in certain other circumstances. In the Money Market Account, we value short-term money market instruments with a remaining maturity of 60 days or less based on their amortized cost. See the SAI for more information.


                                 College Retirement Equities Fund PROSPECTUS  15

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, CREF allows you to move your money to and from the CREF accounts in the following manner:

o  Among the CREF accounts;

o From the CREF accounts to the TIAA Real Estate Account or the TIAA traditional annuity;

o To the CREF accounts from the TIAA Real Estate Account or the TIAA traditional annuity (transfers from TIAA RA or GRA contracts to CREF are subject to restrictions under the terms of those contracts);

o  From the CREF accounts to other companies;

o  To the CREF accounts from other companies/plans;

o  By withdrawing cash; or

o  By setting up a program of systematic withdrawals and transfers.

   These options may be limited by the terms of your employer's plan or by current tax law. Transfers and cash withdrawals from a CREF account must be at least $1,000 or your entire accumulation, if less. Transfers from the TIAA Real Estate Account to CREF are limited to once per calendar quarter. Transfers and cash withdrawals are currently free. CREF can place restrictions on transfers or charge fees for transfers and withdrawals in the future.


   Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day or the last calendar day of the current or any future month, even if it's not a business day. If you request a transfer at any time other than during a business day, it will be effective at the close of the next business day. For any trans fers to TIAA's traditional annuity, the crediting rate will be the rate in effect at the close of business of the first day that you participate in TIAA's traditional annuity, which is the next business day after the effective date of the transfer.


SYSTEMATIC WITHDRAWALS AND TRANSFERS

If your employer's plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to the conditions below, you can transfer some or all of your accumulation from one CREF account to another, to TIAA's traditional annuity or the TIAA Real Estate Account or to mutual funds offered under the terms of your plan. You can also transfer from the TIAA traditional annuity and TIAA Real Estate Account to CREF certificates.

   Under RA, GSRA, GRA and Keogh certificates, your employer's plan may restrict transfers to any CREF account except the Stock and Money Market Accounts. Under SRA and IRA certificates, you can transfer funds without employer restrictions among the CREF accounts and to TIAA. If your institution offers a GSRA plan, you can also transfer CREF funds between SRA and GSRA certificates.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer's plan, you can usually transfer or roll over money from another 403(b) or 401(a)/403(a) and governmental 457(b) retirement plan to your CREF certificate. You may also roll over before tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Similarly, you can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer's plan. Similarly, subject to your employer's plan, you may be able to roll over funds from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Classic IRA, or subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Classic or Roth IRA. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

TRANSFERS TO OTHER COMPANIES

If you have an RA, GRA, GSRA or Keogh certificate, your right to transfer your money to a company other than CREF may depend on your employer's retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA certificate to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh certificates to another company subject to certain tax restrictions.

WITHDRAWALS

You can withdraw some or all of your RA, GRA, GSRA or Keogh accumulations subject to your employer's plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You can't withdraw money from a certificate if you are already receiving lifetime annuity income from that certificate.

   If you have a small account value (under $4,000) when you leave your employer or retire, your employer's plan may allow you to have CREF cash out some or all of your RA.

   Under current federal tax law, you can't withdraw money from salary reduction agreements under your retirement plan that are held in your CREF certificates unless you are age 59 1/2, leave your job, become disabled, or die. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial account. If your employer's plan permits, you may also be able to withdraw money for certain hardships as defined under the Internal Revenue Code, but in that case you can withdraw only premiums, not earnings.

   Under current federal tax law, withdrawals from 457(b) plans are not permitted earlier than the calendar year in which you reach age 70 1/2, leave your job or are faced with an unforeseeable emergency (as defined by law). In addition, there are generally no early withdrawal tax penalties (i.e., no 10% excise tax on distributions prior to age 59 1/2).

   If you're married, you may be required by law or by your employer's plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

   Special rules and restrictions apply to IRAs.

WITHDRAWALS TO PAY ADVISORY FEES

You can set up a program to have monies withdrawn directly from your retirement plan or IRA accumulations to pay your financial advisor, if your employer's plan allows. CREF reserves the right to determine the eligibility of financial advisors for this type of fee reimbursement. You will be required to complete and return certain forms to effect these withdrawals, including how and from which accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under "Taxes" below.

HOW TO MAKE TRANSFERS OR WITHDRAWALS

To request a transfer or withdrawal, you can do one of the following:

o  write to CREF's home office;

o  call us at our Automated Telephone Service at 800-842-2252; or


16  College Retirement Equities Fund PROSPECTUS

o for internal transfers, using the TIAA-CREF Web Center's account access feature at www.tiaa-cref.org.

   You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason.

   There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

LIMITATIONS

   Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a participant's ability to make certain transactions and thereby refuse to accept a premium or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your certificate to government regulators.

MARKET TIMING POLICY

There are participants who may try to profit from transferring money back and forth among the CREF accounts, the TIAA Real Estate Account and mutual funds available under the terms of your plan, in an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. To discourage this market-timing activity, participants who make more than three transfers out of any account (other than the Money Market Account) in a calendar month will be advised that if this transfer frequency continues, we will suspend their ability to make telephone, fax and internet transfers.


   In addition, we will not accept any transfer requests into or out of the CREF Global Equities Account submitted electronically (i.e., over the Internet, by telephone, or by fax) between 2:30 p.m.and 4:00 p.m. Eastern time. All those transfer requests will be rejected. We will, however, give you the option of re-submitting the request to be effective on a later business day. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close. We have the right to modify our policy at anytime without advance notice.


WHEN YOU ARE READY TO RECEIVE YOUR ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can receive an income stream from all or part of an accumulation in any CREF account. Generally you must be at least age 59 1/2 to begin receiving annuity income other than from a lifetime annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the Internal Revenue Code. Your employer's plan may restrict when you can begin income payments. Also, you cannot begin a life annuity after age 90 or a joint life annuity after either you or your annuity partner reaches age 90.

   Your income payments may be paid out from the CREF accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you've started payments you usually can't change your income option or annuity partner for that payment stream.

   Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We'll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

   Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

o  the amount of money you have accumulated in an account;

o  the income option or options you choose; and

o an assumed annual investment return of 4%, and for life annuities, mortality assumptions for you and your annuity partner, if you have one.

   Your payments change after the initial payment primarily based on net investment results and expenses for an account and the mortality experience for the income change method in that account.

   There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an account during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date when you first apply for a CREF certificate but you can change this date at any time prior to the day before that annuity starting date. Ordinarily, annuity payments begin on your annuity starting date, provided we have received all documentation necessary for the income option you've picked. If something's missing, we'll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

   Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

ANNUITY INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer's plan, tax law, and ERISA may limit which income options you can use to receive income from an RA, GRA , GSRA or Keogh. Ordinarily you'll choose your income options shortly before you want payments to begin but you can make or change your choice any time before your annuity starting date.

   All CREF income options provide variable payments, and the amount of income you receive depends in part on the investment experience of your chosen accounts. The current options are:

o ONE-LIFE ANNUITY: Pays income for as long as you live. It's possible for you to receive only one payment if you die less than a month after payments start.

o ANNUITY WITH 10-, 15- OR 20-YEAR GUARANTEED PERIOD: Pays income for as long as you live but no less than the guaranteed period.

o ANNUITY FOR A FIXED PERIOD: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs and SRAs).

o TWO-LIFE ANNUITIES: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period -- full benefit to survivor, two-thirds benefit to survivor, and a half-benefit to annuity partner. Under the two-thirds

                                 College Retirement Equities Fund PROSPECTUS  17
   benefit to survivor annuity, payments to you will be reduced upon the death of your annuity partner.

o MINIMUM DISTRIBUTION OPTION ("MDO") ANNUITY: Generally available only if you must begin annuity payments under the Internal Revenue Code's minimum distribution requirements. (Some employer plans allow you to elect this option earlier -- contact CREF for more information.) The option pays an amount designed to fulfill distribution requirements under federal tax law. You must apply your entire accumulation under a certificate if you want to use the MDO annuity.

   It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you're eligible. Using an MDO won't affect your right to take a cash withdrawal of any accumulation not yet distributed.

   For any of the income options described above, under current federal tax law, your guaranteed period can't exceed the joint life expectancy of you and your beneficiary or annuity partner. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right.

   Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

   RECEIVING LUMP SUM PAYMENTS (RETIREMENT TRANSITION BENEFIT): If your employer's plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an RA or GRA accumulation being converted to annuity income on the annuity starting date. Of course, if your employer's plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any CREF account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties.

   If you haven't picked an income option when the annuity starting date arrives for your RA, GRA, SRA or GSRA certificate, CREF usually will assume you want the one-life annuity with 10-year guaranteed period if you're unmarried. If you're married, we may assume for you a two-life annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner. If you haven't picked an income option when the annuity starting date arrives for your IRA, we may assume you want the minimum distribution annuity.

TRANSFERS DURING THE ANNUITY PERIOD

Once each calendar quarter, you can transfer income payable from one CREF account to a comparable annuity from another CREF account, the TIAA traditional annuity, or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

   Annuitants receiving income from TIAA lifetime annuities may transfer some or all of their income to comparable lifetime annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five year period may also be chosen. Once income has been transferred from TIAA, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other CREF accounts or back to TIAA will not be permitted. We'll process the transfer on the business day we receive your request unless you've asked that the transfer take effect on another future business day or the last day of a calendar month.

   Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA's traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a business day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under CREF annuity certificates are payable to the beneficiaries you name. When you purchase your annuity certificate, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE'S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

METHODS OF PAYMENT OF DEATH BENEFITS


Generally, you can choose for your beneficiary the method we'll use to pay the death benefit, but few participants do this. If you choose a payment method, you can also block your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can block any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we'll pay the death benefit using the TIAA-CREF Savings and Investment Plan. We won't do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries such as estates, charities and certain trusts, aren't eligible for the Savings and Investment Plan. If your beneficiary isn't eligible and doesn't specifically tell us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.


PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

o SINGLE-SUM PAYMENT, in which the entire death benefit is paid to your beneficiary at once;

o ONE-LIFE ANNUITY WITH OR WITHOUT GUARANTEED PERIOD, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

o ANNUITY FOR A FIXED PERIOD OF 2 TO 30 YEARS, in which the death benefit is paid for a fixed period;

o ACCUMULATION-UNIT DEPOSIT OPTION, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the accumulation units deposited participate in the experience of the relevant CREF accounts (generally $5,000 minimum death benefit value); and

o THE MINIMUM DISTRIBUTION OPTION (ALSO CALLED THE TIAA-CREF SAVINGS AND INVESTMENT PLAN), which automatically pays income according to the

18  College Retirement Equities Fund PROSPECTUS

   Internal Revenue Code's minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It's possible, under this method, that your beneficiary won't receive income for life.

   Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual, or annual payments.

PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your certificate. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

   Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under "Taxes" below, and the SAI.


EMPLOYER PLAN FEE WITHDRAWALS

   Your employer may, in accordance with the terms of your plan, and with CREF's approval, withdraw amounts from your CREF accumulations under your GRA or GSRA contract to pay fees associated with the administration of the plan. CREF also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. CREF will determine all values as of the end of the effective date. An employer plan fee withdrawal cannot be revoked after its effective date. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn.


TIMING OF PAYMENTS

In general, we will make the following types of payments within seven calendar days after we've received the information we need to process a request:

o  cash withdrawals;

o  transfers to TIAA or to other companies;

o  payments under a fixed-period annuity; and

o  death benefits.

   The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax adviser for more information.

   During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they're withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars aren't taxable when withdrawn, but earnings attributable to these amounts are taxable. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the CREF accounts also aren't taxed.


   Generally, contributions you can make under an employer's plan are limited by federal tax law. Employee voluntary salary reduction contributions to 403(b) and 401(k) plans are limited to $12,000 per year ($14,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $15,000 per year in a 403(b) plan ($17,000 per year if you are age 50 or older). Contributions to Classic IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $3,000 per year ($3,500 per year if you are age 50 or older).

   The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2003 is the lesser of $12,000 ($14,000 if you are ago 50 or older) or 100% of "includable compensation" (as defined by law).


   EARLY DISTRIBUTIONS: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay an additional 10% early distribution tax on the taxable amount. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2, (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. You won't have to pay this tax in certain circumstances. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from an IRA, 401(a)/403(a), or 403(b) plan. Consult your tax advisor for more information.


   MINIMUM DISTRIBUTION REQUIREMENTS: In most cases, payments must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. For CREF Classic IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, payments must begin by April 1 of the year after you reach age 70 1/2. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you don't begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to these rules.


   WITHHOLDING ON DISTRIBUTIONS: If we send an "eligible rollover" distribution directly to you, federal law requires us to withhold 20% from the taxable portion. If we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain "non-eligible" rollover distributions such as payments from IRAs, lifetime annuity payments, or minimum distribution payments.

   For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we don't have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

   SPECIAL RULES FOR WITHDRAWALS TO PAY ADVISORY FEES: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

o  the payment is for expenses that are ordinary and necessary;


o the payment is made from a Section 401 or 403 retirement plan or an IRA, and with respect to payments from retirement plans (not IRAs);


o your financial advisor's payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and


                                 College Retirement Equities Fund PROSPECTUS  19

o once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

   TAX CONSEQUENCES OF ALLOCATING TO THE CREF INFLATION-LINKED BOND ACCOUNT UNDER A CREF ANNUITY FOR SELF-REMITTED NON-QUALIFIED FUNDS: If

you have a CREF certificate which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to us directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the certificate are not eligible for tax deferral. You may therefore be required to pay taxes on such earnings when you allocate funds under the certificate to the Inflation-Linked Bond Account.

ADDITIONAL INFORMATION


CUSTOMER COMPLAINTS: Customer complaints may be directed to our Participant Relations Unit, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2776.


   CHOICES AND CHANGES: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

   TELEPHONE AND INTERNET TRANSACTIONS: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among TIAA and the CREF accounts. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

   To use the ATS, you need a touch-tone telephone. The toll free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

   We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

   YOUR VOTING RIGHTS: As a participant in CREF accounts, you can generally vote to elect CREF trustees, on any change in investment objective and fundamental investment policies, and on any other matter requiring a participant vote.

   ELECTRONIC PROSPECTUSES: If you received this prospectus electronically and would like a paper copy, please call us at 800-842-2733 and we will send it to you.

   ASSIGNING YOUR CONTRACT: Generally, neither you nor your beneficiaries can assign ownership of a CREF certificate to someone else.

   ERRORS OR OMISSIONS: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

   GA (GROUP ANNUITY) CONTRACTS: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

   TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS: If you're in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state's public institutions of higher education.

   HOUSEHOLDING: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the CREF prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800-842-2733.

   DISTRIBUTOR: The distributor of CREF certificates is TIAA-CREF Individual & Institutional Services, Inc. (Services). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (NASD). Teachers Personal Investors Services, Inc. (TPIS), also registered with the SEC and a member of the NASD, may also distribute CREF certificates on a limited basis. Services and TPIS are subsidiaries of TIAA. Anyone distributing CREF certificates must be a registered representative of Services or TPIS. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of CREF certificates.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


B-3    CREF and its Operations
B-3    Investment Restrictions
B-5    Description of Corporate Bond Ratings
B-7    Description of Fixed-Income Instruments
B-9    Investment Policies and Risk Considerations
B-9      Options and Futures
B-13     Firm Commitment Agreements and Purchase of
           "When Issued" Securities
B-13     Pass-Through Securities
B-14     Lending of Securities
B-14     Repurchase Agreements
B-15     Currency Transactions
B-16     Swap Transactions
B-17     Segregated Accounts
B-18     Special Considerations Affecting Foreign
           Investments
B-20     Other Investment Techniques and Opportunities
B-20   Portfolio Turnover
B-21   Valuation of Assets
B-24   Management
B-24     CREF Trustees and Officers
B-30     Compensation of CREF Trustees
B-32   Investment Advisory and Related Services
B-33     Personal Trading Policy
B-33     Custody of Portfolio
B-33     Independent Auditors
B-34   Brokerage Allocation
B-38   Performance Information
B-38     Total Return Information for the Accounts
B-39     Yield Information for the Bond Market and
           Inflation-Linked Bond Accounts
B-39     Yield Information for the Money Market Account
B-40     Inflation-Adjusted Return and Yield Information
           for the Inflation-Linked Bond Account
B-42     Performance Comparisons
B-43     Illustrating Compounding, Tax Deferral and
           Expense Deductions
B-44   Accumulation Unit Values
B-44   Annuity Payments
B-49   Periodic Reports
B-49   Voting Rights
B-49   General Matters
B-51   State Regulation
B-51   Legal Matters
B-51   Experts
B-52   Considerations Concerning CREF's Accounts
         and Options
B-61   Additional Information
B-62   Financial Statements




20  College Retirement Equities Fund PROSPECTUS

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

================================================================================


                                   May 1, 2003


             Individual, Group, and Tax-Deferred Variable Annuities

                                    Issued By

                               COLLEGE RETIREMENT
                                  EQUITIES FUND

                               ==================


The current prospectus dated May 1, 2003 (the "Prospectus") with respect to the Variable Annuity Certificates is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017, Attention: Central Services; Telephone 1 800 842-2733, Extension 5509. Terms used in the Prospectus are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CERTIFICATES DATED MAY 1, 2003.



                                [TIAA CREF LOGO]

TABLE OF CONTENTS


                            PAGE IN THE   LOCATION OF
                             STATEMENT    ADDITIONAL
                                OF        INFORMATION
                            ADDITIONAL   IN PROSPECTUS,
         ITEM               INFORMATION  IF APPLICABLE
         ----               -----------  --------------
CREF and its Operations ....   B-3
Investment Restrictions ....   B-3
Description of Corporate
   Bond Ratings ............   B-5
Description of
   Fixed-Income
   Instruments .............   B-7
Investment Policies and
   Risk Considerations .....   B-9            8
   Options and Futures .....   B-9
   Firm Commitment
     Agreements and
     Purchase of "When
     Issued" Securities ....  B-13
   Pass-Through
     Securities ............  B-13
   Lending of Securities ...  B-14
   Repurchase
     Agreements ............  B-14
   Currency Transactions ...  B-15
   Swap Transactions .......  B-16
   Segregated Accounts .....  B-17
   Special Considerations
     Affecting Foreign
     Investments ...........  B-18           13
   Other Investment
     Techniques and
     Opportunities .........  B-20
Portfolio Turnover .........  B-20
Valuation of Assets ........  B-21
Management .................  B-24           14
   CREF Trustees
     and Officers ..........  B-24
   Compensation of
     CREF Trustees .........  B-30
Investment Advisory and
   Related Services ........  B-32
   Personal Trading Policy .  B-33


                            PAGE IN THE   LOCATION OF
                             STATEMENT    ADDITIONAL
                                OF        INFORMATION
                            ADDITIONAL   IN PROSPECTUS,
         ITEM               INFORMATION  IF APPLICABLE
         ----               -----------  --------------
   Custody of Portfolio ....  B-33
   Independent Auditors ....  B-33
Brokerage Allocation .......  B-34
Performance Information ....  B-38           14
   Total Return Information
     for the Accounts ......  B-38           14
   Yield Information for the
     Bond Market and
     Inflation-Linked Bond
     Accounts ..............  B-39           14
   Yield Information for the
     Money Market
     Account ...............  B-39           14
   Inflation-Adjusted Return
     and Yield Information
     for the Inflation-Linked
     Bond Account ..........  B-40
   Performance
     Comparisons ...........  B-42
   Illustrating Compounding,
     Tax Deferral and
     Expense Deductions ....  B-43
Accumulation Unit
   Values ..................  B-44            2
Annuity Payments ...........  B-44           17
Periodic Reports ...........  B-49
Voting Rights ..............  B-49           20
General Matters ............  B-49
State Regulation ...........  B-51
Legal Matters ..............  B-51
Experts ....................  B-51
Considerations
   Concerning CREF's
   Accounts and Options ....  B-52
Additional Information .....  B-61
Financial Statements .......  B-62

CREF AND ITS OPERATIONS


CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called "separate accounts." The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from TIAA. Investment advisory, distribution, and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA. A separate account of TIAA also issues a variable annuity that accepts after-tax dollars and another separate account of TIAA is a real estate account.


CREF is an "open-end" diversified management investment company that issues variable annuity certificates to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories, and foreign countries. CREF is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), although registration doesn't entail SEC supervision of our management and investment practices. CREF is also subject to the Not-For-Profit Corporation Law of New York State and to regulation of the New York State Insurance Department and insurance departments in several other jurisdictions.


INVESTMENT RESTRICTIONS

Pursuant to CREF's Charter, none of the Accounts will invest in any common stocks or shares of any corporation, joint stock association, or business trust an amount in excess of such percentage, not to exceed 10% (except with the approval of the New York State Insurance Department) of voting shares of such institution that would cause any such institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF's Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF's Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected account:

     1. None of the accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

     2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

     3. The Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account's total assets, taken at market value at the time of borrowing.

     The Growth, Equity Index, and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 331/3% of the Account's total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account's total assets taken at market value at the time of borrowing.

     Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

     4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

     5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

     6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account's holding in that industry would exceed 25% of the Account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);

     8. The Stock, Global Equities, Growth, Equity Index, and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

     9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

     10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account's total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account's ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

     11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts may make loans of portfolio securities not exceeding 331/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the certificates, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

     12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

     13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; or

     14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.


DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C--Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC--Debt rated "CCC" has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC--The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C--The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Generally, investment-grade debt securities are those rated "Baa3" or higher by Moody's or "BBB-" or higher by Standard & Poor's.


DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States Government that issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations and savings banks against funds deposited in the issuing institution.

TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKER'S ACCEPTANCES. A banker's acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

CORPORATE DEBT SECURITIES. Debt issued by a corporation that pays interest and principal to the holders at specified times.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

PARTICIPATION INTERESTS IN LOANS. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

INTERNATIONAL ORGANIZATION OBLIGATIONS. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

INFLATION-INDEXED SECURITIES. Fixed-income instruments of varying structures and maturities whose returns are designed to track a specified inflation index over the life of the instrument, by periodically adjusting the principal and/or interest paid on the instrument to reflect changes in the specified inflation index.


INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The Accounts may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes. None of the Accounts is required to hedge any investments.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, an Account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. The selling of a call option benefits an Account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by an Account, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

An Account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in a general market or market sector decline that may adversely affect the market value of an Account's portfolio of securities. To the extent that an Account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--an Account legally will obligate itself to accepT the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a "short" position, it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.


Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, each of the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.


Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use by an Account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of an Account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by an Account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account's portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market and, as a result, the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of each Account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase an Account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.


FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN ISSUED" SECURITIES

The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a "when issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces the Accounts' risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see "Segregated Accounts," page B-17).


PASS-THROUGH SECURITIES

The Accounts may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Account to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.


LENDING OF SECURITIES


Subject to investment restriction 11 on page B-5 (relating to loans of portfolio securities), an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.



REPURCHASE AGREEMENTS


The Accounts can use repurchase agreements to manage cash balances. In a repurchase agreement, we would buy an underlying debt instrument on condition that the seller commits to buy it back at a fixed time and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks.

Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account's seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in United States Government securities, or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, banker's acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


CURRENCY TRANSACTIONS

The value of the Accounts' assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let us "lock in" exchange rates when buying or selling foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account's assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account's investment adviser believes will correlate closely to the currency's price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.


SWAP TRANSACTIONS

The Accounts may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account's exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account's custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See "Segregated Accounts" below.)

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments described on page B-5.

To the extent that there is an imperfect correlation between the return an Account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account's portfolio.


SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate securities as may be permitted by law.


SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS


As described more fully in the Prospectus, certain Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

On December 31, 2002, foreign investments (including securities held as collateral for stock lending) represented the following percentages of market value for each Account:

                                                                        INFLATION-
                   GLOBAL                      EQUITY        BOND         LINKED        SOCIAL         MONEY
      STOCK       EQUITIES       GROWTH         INDEX       MARKET         BOND         CHOICE        MARKET
     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
    --------      --------      --------      --------     --------      --------      --------      --------
     20.64%        45.87%         1.59%         0.20%        3.91%         0.00%         0.58%        10.39%

To meet an Account's investment objective, the Finance Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF's charter.


INVESTMENT IN EUROPE

The total European market, including Eastern European countries, contains over 490 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 375 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already underway are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The twelve country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank, and its own currency, the Euro, and a single interest rate structure represents a relatively new and evolving economic entity, the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN

The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging"--rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also influence expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

INVESTMENT IN CANADA


Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have signed and adopted the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.


INVESTMENT IN LATIN AMERICA

Latin America (including Mexico and Central America) has a population of approximately 435 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, among the U.S., Canada and Mexico and the Mercosur grouping of Argentina, Brazil, Bolivia, Chile, Paraguay and Uruguay. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS

There are developments in other regions and countries around the world that could lead to additional investment opportunities. CREF will monitor these developments and may invest when appropriate. The Stock Account already invests in other regions.


OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in an Account's portfolio.


PORTFOLIO TURNOVER

The transactions engaged in by the Accounts are reflected in the Accounts' portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account's Participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable.


The Stock Account has no fixed policy with respect to portfolio turnover. In general, however, this Account historically has maintained a portfolio turnover rate that is low in comparison to most equity mutual funds. However, to the extent that investment experience, changing economic conditions, or the availability of transferability and cash distributions so require, this Account may, consistent with its stated investment objective and policies, experience a higher portfolio turnover rate. The Stock Account's portfolio turnover rates for 2002 and 2001 were 31.19% and 29.41%, respectively.

The Global Equities Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 2002 and 2001 were 95.70% and 111.91%, respectively.

The Growth Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 2002 and 2001 were 53.99% and 44.40%, respectively.

The Equity Index Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 2002 and 2001 were 7.02% and 6.14%, respectively.

The Bond Market Account is expected to experience a higher portfolio turnover rate when interest rates are volatile and CREF restructures the portfolio to conserve capital or to secure higher returns. Turnover level could be relatively low during periods when interest rates are stable. The portfolio turnover rates for the Bond Market Account in 2002 and 2001 were 249.41% and 257.02%, respectively.

The Social Choice Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account in 2002 and 2001 were 92.82% and 68.64%, respectively.

The Inflation-Linked Bond Account has no fixed policy on portfolio turnover. The portfolio turnover rates for the Account in 2002 and 2001 were 31.33% and 42.16%, respectively.


No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.


VALUATION OF ASSETS

The assets of each Account are valued as of the close of each valuation day.

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:


EQUITY SECURITIES

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported.


Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time an Account's net asset value is calculated.



FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Accounts. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when an Account's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board.


DEBT SECURITIES


We value debt securities (excluding money market instruments) for which market quotations are readily available based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). We derive these values utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security's fair value. We value money market instruments (other than those in the Money Market Account) with maturities of one year or less in the same manner as debt securities, or derive them from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.



THE MONEY MARKET ACCOUNT

Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.


OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by any of the Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Accounts' net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Account writes a call option, the amount of the premium is included in the Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.


INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

MANAGEMENT

CREF TRUSTEES AND OFFICERS

The following table includes certain information about CREF trustees and officers including positions held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF's disinterested trustees and the second table includes information about CREF's interested trustees and officers.

                             DISINTERESTED TRUSTEES


                                                                                   NUMBER OF
                                                               PRINCIPAL         PORTFOLIOS IN         OTHER
                                       TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS     POSITION(S) HELD    AND LENGTH OF          DURING PAST           OVERSEEN         HELD BY
     AND AGE           WITH CREF         TIME SERVED            5 YEARS            BY TRUSTEE         TRUSTEE
 --------------     ---------------    ---------------       -------------       ---------------   -------------
MARTIN J. GRUBER    Trustee           Term expires 2004.   Nomura Professor of         51         Director, Deutsche
New York                              Trustee since 2000.  Finance, New York                      Asset Management
University                                                 University, Stern                      B.T. Funds, Japan
Stern School of                                            School of Business.                    Equity Fund, Inc.,
Business                                                   Formerly, Chairman,                    Singapore Equity
Henry Kaufman                                              Department of Finance,                 Fund, Inc., The
Management                                                 New York University,                   Thai Equity Fund,
Education Center                                           Stern School of                        Inc. and the
44 West 4th Street,                                        Business, and Trustee of               DB Hedge
Suite 988                                                  TIAA, 1996 - 2000.                     Strategies Fund,
New York, NY                                                                                      L.L.C.
10012
Age: 65

NANCY L. JACOB      Trustee           Term expires 2006.   President and Managing      51         None
Windermere                            Trustee since 1979.  Principal, Windermere
Investment                                                 Investment Associates.
Associates                                                 Formerly, Chairman and
121 S.W. Morrison                                          Chief Executive Officer,
Street,                                                    CTC Consulting, Inc.,
Suite 925                                                  and Executive Vice
Portland, OR                                               President, U.S. Trust
97204                                                      of the Pacific Northwest.
Age: 60

BEVIS LONGSTRETH    Trustee           Term expires 2003.   Retired Partner,            51         Member of the
Debevoise &                           Trustee since 1996.  Debevoise & Plimpton.                  Board of Directors
Plimpton                                                   Formerly, Partner and                  of AMVESCAP,
919 Third Avenue                                           Of Counsel of                          PLC and Chairman
New York, NY                                               Debevoise & Plimpton,                  of the Finance
10022-6225                                                 Adjunct Professor at                   Committee of the
Age: 69                                                    Columbia University                    Rockefeller Family
                                                           School of Law and                      Fund
                                                           Commissioner of
                                                           the U.S. Securities
                                                           and Exchange Commission.

                                                                                   NUMBER OF
                                                               PRINCIPAL         PORTFOLIOS IN         OTHER
                                       TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS     POSITION(S) HELD    AND LENGTH OF          DURING PAST           OVERSEEN         HELD BY
     AND AGE           WITH CREF         TIME SERVED            5 YEARS            BY TRUSTEE         TRUSTEE
 --------------     ---------------    ---------------       -------------       ---------------   -------------
STEPHEN A. ROSS     Trustee           Terms expires 2005.  Franco Modigliani           51         Director, Freddie
Sloan School of                       Trustee since 2005.  Professor of Finance and               Mac; Co-Chairman,
Management                                                 Economics, Sloan School                Roll & Ross Asset
Massachusetts                                              of Management,                         Management Corp.
Institute of                                               Massachusetts Institute                and Principal, IV
Technology                                                 of Technology.                         Capital, Ltd.
77 Massachusetts                                           Co-chairman,
Avenue Cambridge,                                          Roll & Ross Asset
MA 02139                                                   Management Corp.
Age: 59                                                    Formerly, Sterling
                                                           Professor of Economics
                                                           and Finance, Yale School
                                                           of Management, Yale
                                                           University.

NESTOR V. SANTIAGO  Trustee           Term expires 2006.   Vice President and Chief    51         Director, Bank-Fund
Howard Hughes                         Trustee since 2000.  Investment Officer,                    Credit Union and
Medical Institute                                          Howard Hughes Medical                  Emerging Markets
4000 Jones Bridge                                          Institute. Formerly,                   Growth Fund, Inc.
Road                                                       Investment Advisor/
Chevy Chase, MD                                            Head of Investment
20815                                                      Office, International
Age: 54                                                    Monetary Fund.

MACEO K. SLOAN      Trustee           Term expires 2005.   Chairman, President         51         Director, SCANA
NCM Capital                           Trustee since 1991.  and Chief Executive                    Corporation and
Management Group,                                          Officer, Sloan Financial               M&F Bancorp, Inc.
Inc.                                                       Group, Inc. and Chairman
103 West Main                                              and Chief Executive
Street, Suite 400                                          Officer, NCM Capital
Durham, NC                                                 Management Group,
27701-3638                                                 Inc., since 1991.
Age: 53

ROBERT W. VISHNY    Trustee           Term expires 2004.   Eric J. Gleacher            51         None
University of                         Trustee since 1996.  Distinguished Service
Chicago                                                    Professor of Finance,
Graduate School of                                         University of Chicago,
Business                                                   Graduate School of
1101 East 58th Street                                      Business. Founding
Chicago, IL                                                Partner, LSV Asset
60637                                                      Management.
Age: 44

                        INTERESTED TRUSTEES AND OFFICERS


                                                                                                NUMBER OF
                                                                      PRINCIPAL               PORTFOLIOS IN           OTHER
                                           TERM OF OFFICE           OCCUPATION(S)              FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS       POSITION(S) HELD      AND LENGTH OF             DURING PAST                 OVERSEEN            HELD BY
     AND AGE             WITH CREF           TIME SERVED               5 YEARS                  BY TRUSTEE           TRUSTEE
 --------------       ---------------      ---------------          -------------             ---------------     -------------
HERBERT M.            President and       Indefinite term.     President and Chief Executive        51           Member of the
ALLISON, JR.(1)       Chief Executive     President and Chief  Officer of CREF, TIAA-CREF                        Board of Directors
TIAA-CREF             Officer             Executive Officer    Mutual Funds, TIAA-CREF                           of Forbes.com, Inc.
730 Third Avenue                          since 2002.          Institutional Mutual Funds,
New York, NY                                                   TIAA-CREF Life Funds and
10017-3206                                                     TIAA Separate Account VA-1
Age: 59                                                        (these funds are collectively
                                                               referred to as the
                                                               "TIAA-CREF Funds") and
                                                               TIAA. Chairman of TIAA.
                                                               Formerly, President and
                                                               Chief Executive Officer of
                                                               Alliance for LifeLong
                                                               Learning, Inc., 1999 -2002.
                                                               President, Chief Operating
                                                               Officer and Member of the
                                                               Board of Directors of
                                                               Merrill Lynch & Co., Inc.,
                                                               1997-1999.

MARTIN L. LEIBOWITZ(1)Trustee, Chairman   Term as Trustee      Chairman and Chief                   51           None
TIAA-CREF             and Chief           expires 2003.        Investment Officer of the
730 Third Avenue      Investment Officer  Trustee since 1995.  TIAA-CREF Funds.
New York, NY                              Chairman and Chief   Vice Chairman and Chief
10017-3206                                Investment Officer   Investment Officer of
Age: 66                                   since 2002.          TIAA. Member of Board
                                          Indefinite term      of Managers and
                                          as officer.          President of TIAA-CREF
                                                               Investment Management LLC
                                                               (Investment Management).
                                                               Director and President of
                                                               Teachers Advisors, Inc.
                                                               (Advisors). Director of
                                                               TIAA-CREF Life
                                                               Insurance Company
                                                               (TIAA-CREF Life).

RICHARD J. ADAMSKI(1) Vice President      Indefinite term.     Vice President and Treasurer         N/A          N/A
TIAA-CREF             and Treasurer       Vice President and   of the TIAA-CREF Funds and
730 Third Avenue                          Treasurer since      TIAA. Vice President and
New York, NY                              1991.                Treasurer of Investment
10017-3206                                                     Management, TIAA-CREF
Age: 61                                                        Individual and Institutional
                                                               Services, Inc. (Services),
                                                               Teachers Personal Investors
                                                               Services, Inc. (TPIS), Advisors,
                                                               TIAA-CREF Life, and
                                                               TIAA-CREF Tuition
                                                               Financing, Inc.
                                                               (Tuition Financing).

C. VICTORIA APTER(1)  Executive Vice      Indefinite term.     Executive Vice President             N/A          N/A
TIAA-CREF             President           Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President            and TIAA. Formerly,
New York,                                 since 2000.          Vice President, Retirement
NY 10017-3206                                                  Services, CREF and TIAA.
Age: 60

                                                                                                 NUMBER OF
                                                                       PRINCIPAL               PORTFOLIOS IN           OTHER
                                            TERM OF OFFICE           OCCUPATION(S)              FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS         POSITION(S) HELD     AND LENGTH OF             DURING PAST                 OVERSEEN            HELD BY
     AND AGE               WITH CREF          TIME SERVED               5 YEARS                  BY TRUSTEE           TRUSTEE
 --------------         ---------------     ---------------          -------------             ---------------     -------------
SCOTT C. EVANS(1)       Executive Vice    Indefinite term.     Executive Vice President of          N/A                 N/A
TIAA-CREF               President         Executive Vice       the TIAA-CREF Funds and TIAA.
730 Third Avenue                          President since      Executive Vice President of
New York, NY                              1997.                Investment Management and
10017-3206                                                     Advisors and Director of
Age: 43                                                        TIAA-CREF Life.

MARTIN E. GALT, III(1)  Executive Vice    Indefinite term.     Executive Vice President of          N/A                 N/A
TIAA-CREF               President         Executive Vice       the TIAA-CREF Funds and TIAA
730 Third Avenue                          President since      and President, TIAA-CREF
New York, NY                              2000.                Investment Products.
10017-3206                                                     Formerly, Executive Vice
Age: 61                                                        President and President,
                                                               Institutional Investments,
                                                               Bank of America, and
                                                               Principal Investment Officer,
                                                               NationsBank. Director and
                                                               President of Tuition
                                                               Financing and TPIS and
                                                               Director of TIAA-CREF Life
                                                               and TIAA-CREF Trust Company,
                                                               FSB.

RICHARD L. GIBBS(1)     Executive Vice    Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               President         Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Executive
New York, NY                              1993.                Vice President, Investment
10017-3206                                                     Management, Advisors
Age: 56                                                        and Tuition Financing and
                                                               Director of TIAA-CREF
                                                               Life and Tuition Financing.

DON W. HARRELL(1)       Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF
730 Third Avenue                          President since      Funds and TIAA. Director of
New York, NY                              1992.                TIAA-CREF Life.
10017-3206
Age: 65

IRA J. HOCH(1)          Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Formerly,
New York,                                 2000.                Vice President, Retirement
NY 10017-3206                                                  Services, CREF and TIAA.
Age: 53

MATINA S. HORNER(1)     Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Director of
New York, NY                              1989.                TIAA-CREF Life.
10017-3206
Age: 63

E. LAVERNE JONES(1)     Vice President    Indefinite term.     Vice President and Corporate         N/A                 N/A
TIAA-CREF               and Corporate     Vice President       Secretary of the TIAA-CREF
730 Third Avenue        Secretary         and Corporate        Funds and TIAA.
New York, NY                              Secretary since
10017-3206                                1998.
Age: 54

                                                                                                 NUMBER OF
                                                                       PRINCIPAL               PORTFOLIOS IN           OTHER
                                            TERM OF OFFICE           OCCUPATION(S)              FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS         POSITION(S) HELD     AND LENGTH OF             DURING PAST                 OVERSEEN            HELD BY
     AND AGE               WITH CREF          TIME SERVED               5 YEARS                  BY TRUSTEE           TRUSTEE
 --------------         ---------------     ---------------          -------------             ---------------     -------------
HARRY I.                Executive Vice    Indefinite term.     Executive Vice President             N/A                 N/A
KLARISTENFELD(1)        President and     Executive Vice       and Chief Actuary
TIAA-CREF               Chief Actuary     President and        of the TIAA-CREF Funds
730 Third Avenue                          Chief Actuary        and TIAA. Formerly,
New York,                                 since 2000.          Vice President and Chief
NY 10017-3206                                                  Actuary, Retirement
Age: 52                                                        Services, CREF and TIAA.
                                                               Executive Vice President
                                                               and Chief Actuary of Services.

FRANCES NOLAN(1)        Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Formerly,
New York, NY                              2000.                Vice President, Retirement
10017-3206                                                     Services, CREF and TIAA.
Age: 45

BERTRAM L. SCOTT(1)     Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA and Chairman
New York, NY                              2000.                of the Board, President and
10017-3206                                                     Chief Executive Officer of
Age: 52                                                        TIAA-CREF Life. Formerly,
                                                               President and Chief Executive
                                                               Officer, Horizon Mercy.

DEANNE J. SHALLCROSS(1) Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Formerly,
New York, NY                              1998.                Vice President, Marketing,
10017-3206                                                     CREF and TIAA. Executive
Age: 53                                                        Vice President of Services.

DAVID A. SHUNK(1)       Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Formerly,
New York, NY                              1998.                Vice President, Institutional &
10017-3206                                                     Individual Consulting Services,
Age: 56                                                        CREF and TIAA. President
                                                               and Chief Executive Officer
                                                               of Services and Director of
                                                               TIAA-CREF Trust Company.

JOHN A. SOMERS(1)       Executive         Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               Vice President    Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA. Executive Vice
New York, NY                              1996.                President of Investment
10017-3206                                                     Management and Advisors and
Age: 59                                                        Director of TIAA-CREF Life.

CHARLES H. STAMM(1)     Executive Vice    Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF 730           President         Executive Vice       and General Counsel
Third Avenue                              President since      of the TIAA-CREF Funds
New York, NY                              1998.                and TIAA. Trustee of
10017-3206                                                     Services. Director of TPIS,
Age: 64                                                        Advisors, TIAA-CREF Trust
                                                               Company, Tuition Financing
                                                               and TIAA-CREF Life. Member
                                                               of Board of Managers of
                                                               Investment Management.

                                                                                                 NUMBER OF
                                                                       PRINCIPAL               PORTFOLIOS IN           OTHER
                                            TERM OF OFFICE           OCCUPATION(S)              FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS         POSITION(S) HELD     AND LENGTH OF             DURING PAST                 OVERSEEN            HELD BY
     AND AGE               WITH CREF          TIME SERVED               5 YEARS                  BY TRUSTEE           TRUSTEE
 --------------         ---------------     ---------------          -------------             ---------------     -------------
MARY ANN WERNER1        Executive Vice    Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               President         Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA and President,
New York, NY                              2000.                TIAA Shared Services.
10017-3206                                                     Formerly, Vice President,
Age: 58                                                        CREF and TIAA. Executive
                                                               Vice President of Services and
                                                               Director of TIAA-CREF Life.

JAMES A. WOLF 1         Executive Vice    Indefinite term.     Executive Vice President             N/A                 N/A
TIAA-CREF               President         Executive Vice       of the TIAA-CREF Funds
730 Third Avenue                          President since      and TIAA and President,
New York, NY                              2000.                TIAA Retirement Services.
10017-3206                                                     Formerly, Vice President,
Age: 57                                                        Retirement Services, CREF
                                                               and TIAA. Trustee of Services
                                                               and Director of TIAA-CREF Life.

----------
(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of CREF: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.



EQUITY OWNERSHIP OF CREF TRUSTEES


The following chart includes information relating to equity securities beneficially owned by CREF Trustees in CREF and in all registered investment companies in the same "family of investment companies" as CREF(1). CREF's family of investment companies includes CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.


----------
(1   Beneficial ownership information is as of December 31, 2002.

                                           DISINTERESTED TRUSTEES

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                DOLLAR RANGE OF EQUITY                    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                   SECURITIES IN CREF                      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
-----------------          -----------------------------------              -------------------------------------------
Martin J. Gruber           Stock Account - Over $100,000                                  Over $100,000
                           Growth Account - $1 - $10,000

Nancy L. Jacob             Stock Account - Over $100,000                                  Over $100,000

Bevis Longstreth           Stock Account - $10,001 - $50,000                              Over $100,000
                           Global Equities Account - $10,001 - $50,000
                           Growth Account - Over $100,000

Stephen A. Ross            Stock Account - Over $100,000                                  Over $100,000
                           Global Equities Account - Over $100,000
                           Money Market Account - Over $100,000

Nestor V. Santiago         Global Equities Account - Over $100,000                        Over $100,000

Maceo K. Sloan             Stock Account - $50,001 - $100,000                             $50,001 - $100,000

Robert W. Vishny           Stock Account - $10,001 - $50,000                              $10,001 - $50,000

                                            INTERESTED TRUSTEES

Martin L. Leibowitz        Stock Account - Over $100,000                                  Over $100,000
                           Global Equities Account - Over $100,000
                           Growth Account - Over $100,000
                           Money Market Account - $1 - $10,000



COMPENSATION OF CREF TRUSTEES


In 2002, the basic annual stipend for trustees who are not officers of CREF ("non-officer trustees") was $35,000; non-officer trustees were also paid $1,500 for each board and committee meeting attended. In addition, non-officer trustees who served as chairpersons of committees received an additional annual stipend of $5,000. Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

CREF has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF fund complex for each non-officer trustee for the year ended December 31, 2002. The TIAA-CREF fund complex consists of five investment companies: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds.

                             DISINTERESTED TRUSTEES


                                     AGGREGATE             LONG-TERM COMPENSATION          TOTAL COMPENSATION
                                 COMPENSATION FROM        PERFORMANCE CONTRIBUTION           FROM TIAA-CREF
           NAME                        CREF                AS PART OF CREFEXPENSES           FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
Martin J. Gruber                      $63,287                      $33,309                      $66,500
----------------------------------------------------------------------------------------------------------------
Nancy L. Jacob                        $54,722                      $33,309                       $57,500
----------------------------------------------------------------------------------------------------------------
Bevis Longstreth(2)                   $61,860                      $33,309                      $65,000
----------------------------------------------------------------------------------------------------------------
Stephen A. Ross(2)                    $79,466                      $33,309                       $83,500
----------------------------------------------------------------------------------------------------------------
Nestor V. Santiago(2)                 $57,577                      $33,309                       $60,500
----------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                        $60,908                      $33,309                       $64,000
----------------------------------------------------------------------------------------------------------------
Robert W. Vishny                      $59,005                      $33,309                       $62,000
----------------------------------------------------------------------------------------------------------------

(1) Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year's deferrals, a total of $2,028,279 earned across the fund complex has been deferred for prior years' service, including interest through-year-end 2002, for all current trustees who had elected to defer their compensation.



BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of CREF's operations. Included among these are:


(1) An Audit Committee, consisting solely of independent trustees who are not officers of CREF, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Mr. Santiago.

(2) A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sloan and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of CREF, which addresses all corporate social responsibility and corporate governance issues including the voting of CREF shares and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Mr. Santiago and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends candidates for election as trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6) A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.


Participants can recommend nominees by writing to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for CREF's annual meeting by writing in the name of the individual in the space provided on the CREF proxy card or, if voting through the internet, noting their recommended nominee in the "comments" section.


INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management is a nonprofit subsidiary of TIAA, CREF's companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.


The total dollar amounts of expenses for the Stock Account attributable to investment advisory services during 2002, 2001, and 2000 were $106,574,003, $112,453,158 and $113,527,821, respectively. During 2002, 2001, and 2000, the total dollar amounts of investment advisory expenses for the Global Equities Account were $10,399,624, $11,012,305 and $12,497,815, respectively. During
2002, 2001, and 2000, the total dollar amounts of investment advisory expenses for the Growth Account were $12,394,521, $13,544,283 and $14,730,413, respectively. During 2002, 2001, and 2000, the total dollar amounts of investment advisory expenses for the Equity Index Account were $4,617,310, $3,675,007 and $2,920,897, respectively. During 2002, 2001, and 2000, the total dollar amounts of investment advisory expenses for the Bond Market Account were $6,486,993, $4,241,400 and $2,980,161, respectively. During 2002, 2001, and
2000, the total dollar amounts of investment advisory expenses for the Inflation-Linked Bond Account were $1,888,934, $926,181 and $195,872, respectively. During 2002, 2001, and 2000, the total dollar amounts of investment advisory expenses for the Social Choice Account were $4,092,358, $4,001,392 and $3,044,173, respectively. During 2002, 2001, and 2000, the total dollar amounts of investment advisory expenses for the Money Market Account were $4,272,896, $2,961,904 and $3,778,772, respectively.

PERSONAL TRADING POLICY

CREF has adopted a personal trading policy (the "Policy") under Rule 17j-1 of the Investment Company Act of 1940. Under the Policy, personnel of Investment Management and members of their households are limited in trading for their own accounts. The Policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by CREF.


The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



CUSTODY OF PORTFOLIO

The custodians for the assets of the Accounts are as follows:


STOCK, GLOBAL EQUITIES, GROWTH, AND EQUITY INDEX ACCOUNTS. Deutsche Bank Trust Company Americas, 130 Liberty Street, New York, New York 10006, acts as the custodian for all of the domestic assets of each of these Accounts. It also acts as custodian for certain Japanese securities through subcustodial arrangements. JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245, is responsible for the custody of all foreign securities and other foreign assets, other than those held by Deutsche Bank Trust Company Americas. These securities are held in foreign branches of JPMorgan Chase Bank or in the subcustody of either foreign banks or trust companies that are members of JPMorgan Chase Bank's global custody network or foreign depositories used by such members.


BOND MARKET ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Bond Market Account.

INFLATION-LINKED BOND ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Inflation-Linked Bond Account.

SOCIAL CHOICE ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for the bonds and money market instruments held by the Social Choice Account. Deutsche Bank Trust Company Americas, 130 Liberty Street, New York, New York 10006, acts as the custodian for the equities held by the Social Choice Account.

MONEY MARKET ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Money Market Account.


INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as CREF's independent auditors and, in that regard, provides general auditing services for CREF.

BROKERAGE ALLOCATION

Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is Investment Management's intention to place brokerage orders with the objective of obtaining the best price, execution and available-research and other data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for (i) TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds or TIAA-CREF Institutional Mutual Funds, which they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA, or
(ii) any other investment company whose assets Investment Management may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer's purchase and sale prices, rather than as a broker, charging a proportional or fixed fee.

Investment Management may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Investment Management will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Investment Management to the CREF Accounts or other clients. In reaching this determination, Investment Management will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2002. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

                                     AGGREGATE $ AMOUNT OF COMMISSIONS
                                        PAID TO FIRMS THAT PROVIDED
ACCOUNT                                      RESEARCH SERVICES
--------                             ----------------------------------
Stock Account                                 $   25,393,053
Global Equities Account                       $   12,283,140
Growth Account                                $    5,563,202
Equity Index Account                          $       23,613

Research or services obtained for one Account may be used by Investment Management in managing another Account or in managing other investment company accounts or funds. The research or services obtained may also be used by Advisors in managing its investment company clients. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Investment Management's fiduciary duty to CREF.

The aggregate amount of brokerage commissions paid by the Stock Account during 2002, 2001, and 2000 was $61.7 million, $71.7 million, and $78.4 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 2002, 2001 and 2000 was $13.3 million, $19.5 million, and $28.9 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 2002, 2001 and 2000 was $7.5 million, $5.9 million, and $6.9 million, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 2002, 2001 and 2000 was $402,233, $331,006, and $332,008, respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 2002, 2001 and 2000 was $340,913, $176,293, and $117,998, respectively. No brokerage commissions were paid by the Money Market Account, the Bond Market Account, or the Inflation-Linked Bond Account during 2002, 2001, or 2000.

During 2002 the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the securities held by the Accounts as of December 31, 2002 are set forth below:

STOCK ACCOUNT


     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Salomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $1,208,183,619

        UBS Warburg LLC (Parent-UBS AG)                                            $  264,049,205

        Morgan (J.P.) Securities, Inc. (Parent-J.P. Morgan Chase & Co.)            $  247,242,024

        Morgan Stanley Dean Witter & Co. (Parent-Morgan Stanley)                   $  226,212,428

        Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)                     $  163,517,906

        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co., Inc.)   $  162,894,265

        CS First Boston (Parent-Credit Suisse Group)                               $  111,456,979

        Lehman Brothers, Inc. (Parent-Lehman Brothers Holdings, Inc.)              $   63,284,113

        Deutsche Bank Securities (Parent-Deutsche Bank AG)                         $   22,003,267

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Salomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $1,208,183,619

        UBS Warburg LLC (Parent-UBS AG)                                            $  264,049,205

        Morgan (J.P.) Securities, Inc. (Parent-J.P. Morgan Chase & Co.)            $  247,242,024

        Morgan Stanley Dean Witter & Co. (Parent-Morgan Stanley)                   $  226,212,428

        Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)                     $  163,517,906

        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co., Inc.)   $  162,894,265

        CS First Boston (Parent-Credit Suisse Group)                               $  111,456,979

        Deutsche Bank Securities (Parent-Deutsche Bank AG)                         $   22,003,267



GLOBAL EQUITIES ACCOUNT


     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Salomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $   99,686,267

        UBS Warburg LLC (Parent-UBS AG)                                            $   39,222,455

        CS First Boston (Parent-Credit Suisse Group)                               $    9,049,339

        Deutsche Bank Securities (Parent-Deutsche Bank AG)                         $    7,494,588

        Morgan (J.P.) Securities, Inc. (Parent-J.P. Morgan Chase & Co.)            $    6,906,408

        Morgan Stanley Dean Witter & Co. (Parent-Morgan Stanley)                   $    5,140,977

        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co., Inc.)   $    3,758,644

        Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)                     $    2,603,123

        Lehman Brothers, Inc. (Parent-Lehman Brothers Holdings, Inc.)              $    1,038,569

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Salomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $   99,686,267

        UBS Warburg LLC (Parent-UBS AG)                                            $   39,222,455

        CS First Boston (Parent-Credit Suisse Group)                               $    9,049,339

        Morgan (J.P.) Securities, Inc. (Parent-J.P. Morgan Chase & Co.)            $    6,906,408

        Morgan Stanley Dean Witter & Co. (Parent-Morgan Stanley)                   $    5,140,977

        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co., Inc.)   $    3,758,644

        Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)                     $    2,603,123

        Lehman Brothers, Inc. (Parent-Lehman Brothers Holding, Inc.)               $    1,038,569


GROWTH ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Salomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $   41,938,421

     B. REGULAR BROKER OR DEALER BASED ON BROKERAGE ENTITIES ACTING AS PRINCIPAL
        Salomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $   41,938,421


EQUITY INDEX ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)                     $    8,634,808

        Instinet Group, Inc.                                                       $      121,333

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Solomon Smith Barney, Inc. (Parent-Citigroup, Inc.)                        $   96,483,590

        Goldman Sachs & Co. (Parent-Goldman Sachs Group, Inc.)                     $    8,634,808

        First Tennessee National Corp.                                             $    2,390,369


BOND MARKET ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                    NONE

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
                                    NONE

INFLATION-LINKED BOND ACCOUNT


     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                    NONE

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
                                    NONE


SOCIAL CHOICE ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Spear, Leeds & Kellogg (Parent-Goldman Sachs Group, Inc.)                    $  9,062,476

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Freddie MAC                                                                  $ 19,427,568

        First Tennessee National Corp.                                               $    172,512

MONEY MARKET ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                    NONE

     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
                                    NONE



PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE ACCOUNTS

Total return quotations for the Accounts may be advertised. Total return quotations will reflect all aspects of an Account's return. Average annual total returns are determined by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that reflect the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year period through the end of that period, according to the following formula:
                           n
                     P(1+T)  =   EV
             where:  P       =   hypothetical initial payment of $1,000
                     T       =   average annual total return
                     n       =   number of years in the period
                     EV      =   ending value of the hypothetical investment
                                 at the end of the 1-, 5-, or 10-year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the 1-, 5-, or 10-year period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the Account and all expense deductions made against the assets of the Account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). CREF then solves the equation for T to derive the average annual compounded rate of return for the Accounts over the span of 1, 5, or 10 years, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.


YIELD INFORMATION FOR THE BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

Yield quotations for the Bond Market and Inflation-Linked Bond Accounts may be made available, including yield quotations based upon the thirty-day (or one-month) period ended on the date of calculation, computed by dividing the net investment income attributable to the accumulation fund for the Account by the value of a hypothetical accumulation on the last day of the period, according to the following formula:
                                        6
                    YIELD = 2 [( a-b +1)  -1]
                                 ---
                                 cd


           where:   a = interest and dividends attributable to the
                        accumulation Account earned during the period


                    b = expense deductions incurred during the period c = average daily number of accumulation units outstanding during the period
                    d = accumulation unit value on the last day of the period

Any yield quoted should not be considered a representation of the yield of the Bond Market or Inflation-Linked Bond Account in the future.


YIELD INFORMATION FOR THE MONEY MARKET ACCOUNT

Yield quotations for the Money Market Account, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical preexisting account with a balance of one accumulation unit. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of accumulation and annuity unit values). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure, which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Account for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Account's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return + 1)(365/7) -1

The Money Market Account's yield fluctuates, unlike many bank deposits or other investments that pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors. In addition, the values of accumulation and annuity units will fluctuate.


INFLATION-ADJUSTED RETURN AND YIELD INFORMATION FOR THE INFLATION-LINKED BOND ACCOUNT

In addition to making available the "nominal" return and yield information described above for the Inflation-Linked Bond Account, we may also make available inflation-adjusted or "real" return and yield information for the Account. This inflation-adjusted or "real" return and yield information will help Participants track the performance of the Account vis a vis inflation by separating out the return or yield for the Account over and above the inflation rate. For example, if you buy a bond paying a 7% nominal rate and inflation over the next year is 5%, your "real" rate of return would be 2%. We would calculate the "real" yield for the Account by using the 30-day yield formula that we use for the Bond Market Account and adapting it as follows:

                                         a-b      6
                       YIELD real = 2 [((real) +1) -1]
                                        ------
                                         cd

          where a       = the sum of the total nominal cash flows for
                 (real) all bonds, discounted for inflation over a thirty day period in accordance with the following formula:

                a       = a - a (sU.S. CPI - U)
                 (real)

          where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index For Urban Consumers during that period.


We would calculate "real" return information for the Account by using the formula that we currently use to calculate total return for the CREF accounts set forth on page B-38. In order to calculate real return, however, we would need to calculate the accumulation unit value in real terms by discounting the nominal accumulation unit value (AUV) by the change in the U.S. inflation rate during the applicable period. To do this, we would use the following formula:


                       sAUV       = sAUV - sU.S. CPI - U
                           (real)

          where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index For Urban Consumers during that period.

Set forth below is total return information for the Accounts, which reflects all deductions made from the assets in the Accounts, applied to a hypothetical investment of $1,000 in each of the Accounts:


                                                                  STOCK ACCOUNT
                                                                  -------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN         OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(January 1, 2002 to December 31, 2002)                   (20.73)%                (20.73)%

5 years
(January 1, 1998 to December 31, 2002)                    (1.37)%                 (6.67)%

10 years
(January 1, 1993 to December 31, 2002)                      7.69%                 109.77%


                                                             GLOBAL EQUITIES ACCOUNT
                                                             ----------------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN         OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)              (21.72)%                (21.72)%

5 years
(from January 1, 1998 to December 31, 2002)               (3.16)%                (14.82)%

10 years
(from January 1, 1993 to December 31, 2002)                 6.77%                  92.55%


                                                                 GROWTH ACCOUNT
                                                                 --------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN         OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)              (30.06)%                (30.06)%
5 years
(from January 1, 1998 to December 31, 2002)               (5.48)%                (24.57)%


                                                              EQUITY INDEX ACCOUNT
                                                              --------------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN         OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)              (21.76)%                (21.76)%

5 years
(from January 1, 1998 to December 31, 2002)               (0.87)%                 (4.30)%

                                                               BOND MARKET ACCOUNT
                                                              --------------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN         OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)                10.08%                  10.08%

5 years
(from January 1, 1998 to December 31, 2002)                 7.35%                  42.56%

10 years
(from January 1, 1993 to December 31, 2002)                 7.33%                 102.89%


                                                          INFLATION-LINKED BOND ACCOUNT
                                                         -------------------------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN         OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)                16.32%                  16.32%

5 years
(from January 1, 1998 to December 31, 2002)                 8.33%                  49.21%


                                                             SOCIAL CHOICE ACCOUNT
                                                              ---------------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN        OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)               (9.17)%                (9.17)%

5 years
(from January 1, 1998 to December 31, 2002)                 2.67%                 14.07%

10 years
(from January 1, 1993 to December 31, 2002)                 8.67%                 129.68%


                                                              MONEY MARKET ACCOUNT
                                                              ---------------------
                                                     AVERAGE ANNUAL
                                                     COMPOUND RATES         CUMULATIVE RATES
PERIOD                                               OF TOTAL RETURN        OF TOTAL RETURN
------                                               ---------------         --------------
1 year
(from January 1, 2002 to December 31, 2002)                 1.50%                  1.50%

5 years
(from January 1, 1998 to December 31, 2002)                 4.45%                 24.34%

10 years
(from January 1, 1993 to December 31, 2002)                 4.61%                  56.87%



PERFORMANCE COMPARISONS

Performance information for any of the Accounts may be compared, in advertisements, sales literature, and reports to Participants and employers, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P

500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index,
(10) Russell 1000, 2000, and 3000 indices, (11) iMoneyNet Money Fund Report Averages, (12) Salomon Brothers Broad Investment Grade Index, (13) Merrill Lynch Corporate Government Master Index, (14) Lehman Brothers Government/Corporate Bond Index, (15) Lehman Brothers Aggregate Bond Index, (16) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (17) a Composite Index, composed of the Standard & Poor's 500 Stock Index (60%) and the Lehman Brothers Aggregate Bond Index (40%), which measures the investment performance of a balanced portfolio of stocks and bonds, (18) the Morgan Stanley Capital International World Index, (19) the Morgan Stanley EAFE Index, (20) VARDS, (21) Salomon Brothers Inflation-Linked Securities Index, and
(22) Morningstar, Inc. We may also include the performance of these indices in advertisements, and discuss their sponsors' comments about us. The Accounts' expenses may also be compared with those of other investments.

We may also advertise ratings that CREF receives from various rating services and organizations, including but not limited to any organization listed above. We may also advertise ratings received by TIAA. The performance of the Accounts also may be compared to other indices or averages that measure performance of a pertinent group of securities. Participants should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Accounts and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the Accounts will continue their performance as compared to such indices.


None of the Accounts are promoted, sponsored, endorsed or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed any Account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 index. Frank Russell Company has no obligation to take the needs of any Account or its Participants into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the index or any data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any securities comprising the index. Frank Russell makes no express or implied warranties of any kind or nature, including without limitation, warranties of merchantability or of fitness for a particular purpose with respect to the index or any data or securities included therein.



ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

CREF may illustrate in advertisements, sales literature and reports to Participants the effects of tax deferral and/or compounding of earnings on an investment in CREF. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, vary depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

CREF may also illustrate in advertisements, sales literature and reports to Participants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time.


ACCUMULATION UNIT VALUES


For each Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day's values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:


     A. The value of the Account's net assets at the close of the current valuation period, less premiums received during the current period.

     B. The value of the Account's net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.


ANNUITY PAYMENTS

The amount of the annuity payments to be paid to a Participant or beneficiary ("annuitant") will depend upon the number and the value of the annuity units payable. The number of annuity units is first determined on the annuity starting date. The amount of the annuity payments will change according to the income change method chosen. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two income change methods.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year--the payment valuation date. Annuity payments change beginning May 1. The change reflects the net investment experience of the chosen Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' annually revalued annuity fund. (The net investment and mortality experience for the twelve months following the annual revaluation of an Account's annuity unit value will be reflected in the following year's value.) All Accounts provide annuity payments.

Under the monthly income change method, the value of an annuity unit for payments is redetermined on the 20th of each month or on the preceding business day if the 20th is not a business day. Annuity payments change on the following payment due date. This monthly change reflects the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined at the end of each calendar quarter to reflect the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' monthly revalued annuity fund.


Annuitants can be said to bear the mortality risk under the certificate. How much you or your beneficiary receive in annuity payments from any account depends partly on the mortality experience of the annuity fund from which the payments are made. For example, if the people receiving income from an account's annually revalued annuity fund, as a group, live longer than expected, the amount payable to each will be less than if, as a group, they die sooner than expected. So the "mortality risk" of each Account's annuity funds falls on those who receive income from it.


The formulas for calculating the number and value of annuity units payable are set forth below.


CALCULATION OF THE NUMBER OF ANNUITY UNITS PAYABLE

When a Participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable. When, in accordance, with his or her TIAA traditional payout annuity contract, a participant (or beneficiary) transfers the value of annuity payments under that contract to an income option or method of payment payable from CREF, the number of annuity units payable from the account to which the transfer is made is determined in the same manner.

When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect interest assumed at the effective annual rate of 4% and mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be based on the then current CREF settlement mortality schedules. CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants.

When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.


VALUE OF ANNUITY UNITS

The value of an annuity unit is defined in terms of a "basic annuity unit" which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

     A. The Account's annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out certificates in the Account as of March 31.

     B. The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out certificates in the Account as of March
          31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

For Participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For Participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For Participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.


When a Participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to the Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. For transfers on days other than March 31, under the annual payment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to or from the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.

The value of annuity units transferred from an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:


     A. The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

     B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.


The value of annuity units transferred from an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.


The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for Participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.


MODIFICATION

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.


INFORMATION ON CHANGES IN THE VALUE OF ANNUITY UNITS

Information with respect to the percentage changes in the value of a basic annuity unit over stated periods for each Account providing annuity payments may be provided. This information provides the average annual percentage changes and cumulative percentage changes in the basic annuity unit value of an Account over 1-, 5- and 10-year periods commencing on May 1. For Participants who have already begun receiving annuity income as of the March 31 immediately preceding the start of each period, this reflects the growth (or decline) in the value of the basic annuity unit from May 1 as of the start of the stated period to May 1 as of the end of the stated period. The average annual percentage change in the basic annuity unit value is determined according to the following formula:

                 n
           A(1+K)  =   B

       where:  A   =   basic annuity unit value determined as of March 31 for
                       payments due during the 12-month period commencing on
                       May 1 at the start of the period
               K   =   average annual percentage change
               n   =   number of years in the period
               B   =   basic annuity unit value determined as of March 31 for
                       payments due during the 12-month period commencing on May 1 at the end of the period.

The equation is then solved for K to derive the average annual percentage change in the basic annuity unit value over the span of 1, 5 or 10 years. The cumulative percentage change simply reflects the percentage change in the basic annuity unit value, B divided by A minus 1, over such period.

Information on changes in the value of a basic annuity unit is set forth below:


                                              AVERAGE ANNUAL CHANGES IN BASIC ANNUITY UNIT VALUE
                                              --------------------------------------------------
                                             GLOBAL               EQUITY   BOND   INFLATION-     SOCIAL    MONEY
                                     STOCK  EQUITIES   GROWTH      INDEX  MARKET  LINKED BOND    CHOICE   MARKET
                                    ------  --------  --------    ------  -------------------    ------   ------
Year ended May 1, 2003            (28.86)%  (29.58)%  (33.11)%  (29.67)%   8.22%       13.48%  (15.64)% (2.85)%

5 Years ended May 1, 2003          (8.71)%  (11.23)%  (13.05)%   (8.46)%   3.09%        5.89%   (3.82)%   0.07%

10 Years ended May 1, 2003           2.56%     0.66%        --        --      --           --     3.30%   0.21%

                                                 CUMULATIVE CHANGE IN BASIC ANNUITY UNIT VALUE
                                                -----------------------------------------------
                                             GLOBAL               EQUITY   BOND   INFLATION-     SOCIAL    MONEY
                                     STOCK  EQUITIES   GROWTH      INDEX  MARKET  LINKED BOND    CHOICE   MARKET
                                    ------  --------  --------    ------  -------------------    ------   ------
Year ended May 1, 2003            (28.86)%  (29.58)%  (33.11)%  (29.67)%   8.22%       13.48%  (15.64)% (2.85)%

5 Years ended May 1, 2003         (36.58)%  (44.88)%  (50.30)%  (35.71)%  16.45%       33.10%  (17.70)%   0.34%

10 Years ended May 1, 2003          28.96%     6.78%        --        --      --           --    38.31%   2.11%

The average annual and cumulative changes in the basic annuity unit value of the Stock Account since inception in 1952 were 5.47% and 1,389.46%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Global Equities Account since inception in 1992 were 1.32% and 15.43%, respectively. The average annual and cumulative changes in the basic annuity unit value for the Growth and Equity Index Accounts since inception in 1994 were 1.29% and 12.06%, and 3.85% and 40.09%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Bond Market Account since it became a pay-out option on April 1, 1996 were 3.22% and 24.88%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Inflation-Linked Bond Account since May 1, 1997 were 4.54% and 30.01%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Social Choice Account since inception in 1991 were 4.45% and 68.60%, respectively.


It is assumed in calculating the annuity unit values that the assets in the annuity funds will increase at a 4% rate of return. Therefore, the above figures reflect the difference between CREF's net earnings rate and the assumed 4% rate. The above figures also reflect all deductions made from the assets of the relevant Account, as well as the annuity fund's mortality experience. CREF's past experience should not be considered a prediction of future changes in annuity unit values. The basic annuity unit value for each annuity fund in each Account is determined as of March 31 of each year, and changes every year on May
1. For current annuity unit values, please contact CREF.

PERIODIC REPORTS

Prior to the time an entire accumulation has been applied to provide annuity payments, a Participant will be sent a statement each quarter that sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the Participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the Participant's accumulation after those transactions;
(5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to Participants, at least semiannually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.


VOTING RIGHTS

How many votes a Participant can cast on matters that require a vote of Participants will be determined separately for each CREF Account. On the record date, you'll have one vote per dollar of your assets in each Account's accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account's annuity fund.

Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that don't affect an Account won't be voted on by the Account. Issues that affect all Accounts, but in which their interests aren't substantially the same, will be voted on separately by each Account.

When we use the phrase "majority of outstanding voting securities" in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what's being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.


GENERAL MATTERS


NO ASSIGNMENT OF CERTIFICATES

No assignment, pledge, or transfer of a certificate, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA certificate to a Participant by an employer under a delayed vesting arrangement, may be permitted.


PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.


DISSOLVED INSTITUTIONS

If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).


CONTACTING CREF

We won't consider any notice, form, request, or payment to have been received by CREF until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017. You can ask questions by calling toll-free 1 800 842-2776 Monday through Friday, 8 a.m. through 11 p.m. ET.


SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.


OVERPAYMENT OF PREMIUMS

If your employer mistakenly sends more premiums on your behalf than you're entitled to under your retirement plan or the IRC, we'll refund them to your employer as long as we're requested to do so (in writing) before you start receiving annuity income. Any time there's a question about premium refunds, CREF will rely on information from your employer. If you've withdrawn or transferred the amounts involved from your accumulation, we won't refund them.


CLAIMS OF CREDITORS

Pursuant to CREF's Charter, as enacted by the New York State Legislature, the rights and benefits accruing to Participants or other persons under the certificates generally are exempt from the claims of creditors, subject to any contrary requirements of law.


BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a certificate were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.


PROOF OF SURVIVAL

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a certificate is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.


LEGAL PROCEEDINGS

CREF is not a party to any legal actions we consider material.


STATE REGULATION

CREF is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF's operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.


LEGAL MATTERS


All matters of applicable state law pertaining to the certificates, including CREF's right to issue the certificates thereunder, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.



EXPERTS


The financial statements for the year ended December 31, 2002 of CREF incorporated in this Statement of Additional Information by reference have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

CONSIDERATIONS CONCERNING CREF'S ACCOUNTS
AND OPTIONS


CONSIDERATIONS FOR EMPLOYERS

Over the past several years CREF has added many new Accounts and options that employers should consider adding to their plans. In doing so, employers should keep in mind that the overwhelming majority of Participants and employers view TIAA-CREF very favorably. Ninety-six percent of the Participants who responded to a survey conducted in October 2000 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-five percent of these Participants said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (61% would definitely choose TIAA-CREF and 34% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1999.

The new demands placed on administrators by CREF's new options make the support and services received by administrators from the company funding their plans essential. Along with the new options, CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provided by TIAA-CREF Individual & Institutional Services, Inc. include: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, Participants and retirees) by professional counselors rather than by commissioned salespeople; (2) services for Participants such as annual retirement planners, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for Participant transactions and inquiries; and (3) services for plan administrators such as the Web Center section for administrators and assistance in plan design and operation, branch offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary a Participant may tax-defer, and nondiscrimination software to help administrators evaluate their plans.


CONSIDERATIONS FOR PARTICIPANTS

VARIETY OF INVESTMENT ACCOUNTS. The growing family of CREF Accounts is designed to provide additional investment options for Participants who want to diversify their accumulations. Most experts recommend diversification as a good strategy for retirement investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments. Since the Bond Market, Inflation-Linked Bond, and Social Choice Accounts invest at least some of their portfolios in fixed-income securities, Participants should be aware that statistics compiled by Ibbotson Associates, Inc. confirm that historically bonds have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may differ, based on market conditions or other factors, over the short-term or even over the long-term. Fluctuations in interest rates can have a significant effect on the Bond Market and Inflation-Linked Bond Accounts' performance. Furthermore, although past performance is no guarantee of future results, stocks have outperformed bonds over the long-term. Many experts recommend taking a long-term view with retirement investments.


STOCK ACCOUNT

The Stock Account may be appropriate for people who have a longer time until retirement and think that stocks will perform well over time. The Stock Account can also be a good choice for anyone who wants to complement other holdings in guaranteed products. Many Participants choose only the Stock Account for their equity investments. The Account is the largest singly managed stock account in the world based on assets under management.


GLOBAL EQUITIES ACCOUNT

The Global Equities Account may be appropriate for Participants who are interested in the opportunities offered by overseas markets and the potential growth of foreign economies. During the past twenty years, adding international investments to a domestic portfolio has typically reduced the overall risk of the portfolio, leading to returns that were often less volatile than a purely domestic portfolio. During certain periods (e.g., overall in the 1980's), international investments returns were less than the domestic market while in other periods (e.g., overall in the 1990's) adding international investments were less than those in the domestic market.

Like the other Accounts, the Global Equities Account offers the advantages of diversification. In particular, since domestic and foreign markets sometimes move in different cycles, overseas investments can help offset declines in American markets, and vice versa. In addition, because the Global Equities Account's investments are spread throughout the world, the Account is less dependent on the economic situation in any single country than is the Stock Account.

The Global Equities Account may interest investors who are willing to assume more risk to seek faster growth, since generally the Account will have a larger percentage of its portfolio actively managed than the Stock Account does. Some may believe that the Global Equities Account can help them keep pace with or exceed inflation. Although the Account may invest in bonds and money market instruments, we expect that the percentage of debt securities generally will be low.

The Global Equities Account is managed by the same people that manage the Stock Account--TIAA-CREF Investment Management, LLC. They have acquired expertise in international investment through careful research and cultivating local contacts. The Account's investment staff are experts in analyzing economic trends and evaluating corporate performance. They are fully conversant with the policies and practices of many nations, including their investor demographics and risk tolerance. There are extra costs to doing business overseas, which are reflected in the Global Equities Account's expense charges.


GROWTH ACCOUNT

The Growth Account might be appropriate for people who believe that there are significant value or growth opportunities in the stock market over the long-term if one is willing to take some additional risk. People who have a longer time until retirement, or want to balance a portfolio of more conservative investments, should consider this Account. The Account is intended for people who can tolerate greater risk and fluctuation in the value of their funds in exchange for the potential of higher returns over time.


EQUITY INDEX ACCOUNT


The Equity Index Account might be attractive to Participants who believe that the U.S. stock market overall will perform as well as or better over time than active selection of stocks or a combination of U.S. and foreign stocks (like the Stock or Global Equities Account) with less variability and risk. We expect that when the overall U.S. stock market is rising, the Account's unit value will rise, while in periods of market decline, the account's unit value will decline.


The account will not be managed in the traditional sense of picking individual securities based on economic, financial and market analysis.


SOCIAL CHOICE ACCOUNT

The Social Choice Account is a diversified balanced account that invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.


The Social Choice Account isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. Even if an investment is not excluded by current social criteria, we can decide at any time that it nevertheless isn't suitable for the Account. If we decide to sell an investment because it would be excluded by the criteria because it or the criteria have changed, we'll try to do it in an orderly way that limits the Account's risk.



BOND MARKET ACCOUNT

The Bond Market Account may be appropriate for Participants who want to diversify their retirement savings beyond stock and money market instruments, and for those who think that bonds and other fixed-income securities are a good investment for the accumulation of retirement savings. It is expected that the Bond Market Account's total return will be relatively stable when interest rates are stable and will experience variability when interest rates rise or fall.


INFLATION-LINKED BOND ACCOUNT

The Inflation-Linked Bond Account may be appropriate for Participants who want their retirement investments to keep pace with inflation and are less concerned with earning a high real rate of return over and above the rate of inflation. Anyone who wants to invest conservatively and preserve his or her capital, perhaps because he or she is close to retirement age or in the pay-out phase of retirement investing, should consider this Account. During the accumulation phase, the Account can serve as a useful tool for diversifying assets, since the performance of the Account's underlying investments most likely will not directly correlate with movements in stocks and will not highly correlate with movements in conventional bonds. Inflation-linked bonds may also be an appropriate complement to a portfolio consisting of both stocks and conventional bonds in certain economic conditions such as when movements in stocks and conventional bonds are correlated. Since individual inflation-linked bonds pay a predictable interest rate over the Consumer Price Index, moreover, they may also track inflation more directly year by year than investments in real estate.

The Account may also serve as an effective annuity pay-out vehicle, by helping annuitants preserve the spending power of their income under a variety of economic conditions. Ideally, this Account should be viewed as another relatively stable component in a diversified retirement portfolio that includes both stock and other investments that can help combat the effects of inflation and provide growth in assets. It should be noted, however, that the price of inflation-indexed bonds are influenced by competition from other investment opportunities available at any given time and that inflation-linked bonds would have underperformed stocks by a wide margin over the last twenty years.

The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply. For example, a person retiring at the end of 1978 would have experienced an almost 40% decline in the dollar's purchasing power over the next three years (based on changes in the Consumer Price Index). Although we haven't experienced periods of high inflation recently, we could again. And even low to moderate inflation over long periods will affect the value of one's accumulation or pay-out amounts.

U.S. Treasury Inflation-Indexed Securities (TIIS) were modeled after inflation-indexed securities issued by the Canadian Government in 1991. TIIS are generally more immediately responsive to inflation than most foreign inflation-linked bonds since typically the indexation lag period is longer (e.g., eight months) for foreign bonds than it is for TIIS (e.g., three months). However, the inflation-adjusted principal value of TIIS will be calculated using CPI-U data that is about three months old.

Inflation-indexed bonds have been available in the United Kingdom (Indexed Gilts) since 1981 and in Canada (Real-Return Bonds) since 1991. They are also available in other countries including Argentina, Australia, Brazil, Israel, Mexico, and Sweden. These bonds, which are varied in structure, are designed to track the inflation rate in the issuing country. Since that inflation rate may be higher or lower than the U.S. rate and may affect the value of the country's foreign currency relative to the U.S. dollar, we will invest in these foreign issues only when we believe they provide the potential for additional returns without diluting the account's overall inflation protection feature.

The principal amount of a TIIS bond is periodically adjusted for inflation using the CPI-U and interest is paid twice a year. To use a simplified example, if an investor purchased a $1,000 TIIS bond with a fixed annual interest of 3% (payable 1.5% semiannually), and inflation over the first six months of the bond were 1%, the bond's principal at mid-year would be adjusted to $1,010 and the first semiannual interest payment would be $15.15 ($1,010 x 1.5%). If inflation during the second half of the year reached 3%, the principal at the end of the year would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 x 1.5%). The method we use to determine the inflation-adjusted principal is somewhat more complex than the example illustrates.

Market values of inflation-indexed securities can go up or down due to changes in the market's inflation expectations or in real rates of interest (i.e., the component of interest rates not attributable to anticipated inflation rates). For example, supply and demand shifts in the marketplace could affect the value of inflation-linked securities. If inflation were to rise faster than reflected in conventional bond interest rates, real rates might decline. This would make the market value of inflation-indexed bonds go up. In contrast, if nominal rates increase faster than inflation, real interest rates might increase, leading to a decrease in inflation-indexed bond values. We can't predict how volatile market values of inflation-linked securities will be. However, we believe they'll be less volatile over the long term than conventional bonds and equities.

Participants who want to invest in an Account with socially conscious investment criteria could consider the Social Choice Account. This Account could also be suitable for people who want an Account that is balanced among stocks, bonds and money market investments, and might be less volatile than a bond or stock account alone.


MONEY MARKET ACCOUNT

The Money Market Account may be appropriate for Participants who want to keep up with inflation but are not looking for a high real rate of return (i.e., returns greater than inflation). The Money Market Account may also help diversify stock and bond portfolios. Anyone who is averse to market risk, perhaps because he or she is close to retirement age, should consider this Account.


CLASSIC IRAS

Since 1976, IRAs have helped millions of people save for retirement on a tax-deferred basis. They are best for people who are eligible to make tax-deductible contributions, and those who expect that they will be in a lower tax bracket during retirement. Tax-deductible IRA contributions may be limited or may not be available to an individual who is an active participant in an employer-sponsored retirement plan, unless his or her modified adjusted gross income falls below certain levels. An individual who is not an active participant may still not be eligible to make a deductible contribution if his or her spouse is an active participant. An individual can make after-tax contributions of up to $3,000 per year, or $3,500 for taxpayers age 50 or older, to the Classic IRA regardless of income or retirement plan participation.

The Classic IRA enables you to roll over funds from almost any kind of retirement plan and consolidate your long-term savings with TIAA-CREF, without having to pay taxes on the move. Once you've consolidated your funds with TIAA-CREF, we can help you set up a coordinated program for your retirement resources.


ROTH IRAS

Roth IRAs were introduced on January 1, 1998. Subject to income limitations, you can roll over, or convert, funds from a Classic IRA directly to a Roth IRA. Subject to income limits, you can also roll over funds from an eligible tax-deferred retirement plan, but the funds must first be rolled over to a Classic IRA, and subsequently rolled over again, or converted, to a Roth IRA. To roll money into a Roth IRA, you must pay taxes on the amount rolled-over, other than on after-tax contributions that were made to a qualified plan or on non-deductible annual IRA contributions. Such a move may be beneficial to individuals seeking Federal tax-free investment earnings and/or freedom from minimum distribution requirements, but the decision hinges on your tax situation, investment orientation and other factors. We can provide information to help you decide whether this is the best course of action, and in general, to help you select the investment and savings products best suited to your goals.

You are only eligible to roll over amounts from a Classic IRA to a Roth IRA if, for the year of the rollover, your adjusted gross income is $100,000 or less. The same limit applies to married individuals filing jointly and to single taxpayers, and the limit is not indexed to cost-of-living adjustments. You may not roll over amounts from a Classic IRA to a Roth IRA if you are a married taxpayer filing separately. Other restrictions may apply as well.

In its advertisements, CREF may compare the Classic and Roth IRAs and discuss which individuals can best benefit from each product. It may also discuss the advantages and disadvantages of converting to Roth IRAs from a traditional IRA.


CREF may also use charts to illustrate possible allocations of investments among the Accounts for Participants in different financial situations. We may also use certain testimonials and list participating institutions.


DECISION MAKING SUPPORT. TIAA-CREF offers online Decision Making Support tools via the TIAA-CREF Web Center (www.tiaa-cref.org) to assist participants with planning for retirement. The tools, including asset allocation and product selection calculators, provide personalized solutions to individual savings and investment needs. The tools request information about financial goals and savings amounts available. Products and investment portfolios will be suggested, based on this information. Because these tools also utilize information from the participant's own account records, the participant must log in using his/her user ID and password for online account access on the TIAA-CREF Web Center.

EMPLOYER PLANS. Participants should take into account the particular terms of the retirement plan at their employing institution. Our advertisements and other sales materials may provide information about these plans and discuss the specific terms of an institution's plan.

INDEPENDENT SURVEYS. Customer service may be an important consideration for Participants. In its advertisements CREF may report the results of surveys conducted by independent agencies regarding customer service. CREF may also include in its advertisements information on the size of CREF and its share of the 403(b) market and how we rate among competitors in that market.


ACCOUNT PERFORMANCE. We may also discuss in our sales materials factors that impacted the performance of the Accounts as well as each Account's specific holdings.

MARKET TIMING. Participants should be aware of the risk that arises whenever Participants engage in market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Participants who engage in market timing either between Accounts or between an Account and another company run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. CREF does not endorse the practice of market timing in general or any particular provider of such services.




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ECONOMIC CONDITIONS. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities, including the potential benefits of diversification during volatile markets and for those nearing or in retirement.

TAXES AND ECONOMIC TRENDS. Participants should consider the effects of changes in federal income tax rates on their investment decisions. Investments with tax-deferred earnings, or that accept pre-tax contributions, might be more attractive when tax rates rise. Overall economic trends can also affect an investment decision; for example, when interest rates are low, Participants may prefer investments in equities that offer greater growth potential.

PARTICIPANT PROFILES. We will from time to time feature profiles of participants in our retirement plans in our sales literature. They may discuss their financial planning and personal goals.


FEDERAL INCOME TAXES


403(b) PLANS


CREF certificates may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2003 can't exceed the lesser of (a) $40,000; or (b) 100% of your compensation. For 2003, salary reduction contributions of up to $12,000 can be made to your 403(b) retirement plan ($14,000 if you are age 50 or older) and certain long-term employees may make salary reduction contributions of up to $15,000 ($17,000 if you are age 50 or older). Contact your tax adviser for more information.



401(a), 403(a), AND 401(k) PLANS


CREF RA and GRA certificates and contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA and GSRA certificates are available for 401(k) plans. Employer contributions for 2002 to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) can't exceed an annual contribution limit of $40,000 or 100% of compensation, whichever is less. Salary reduction contributions to a 401(k) plan are limited to $12,000 ($14,000 if you are age 50 or older).



457(b) PLANS


The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2003 is the lesser of $12,000 or 100% of "includable compensation" (as defined by law). New catch up rules allow participants in governmental 457(b) plans, age 50 or older to contribute the lesser of $2,000 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. For non-governmental employers, all investments in a 457(b) plan are owned by and are subject to the claims of the general creditors of the sponsoring employer.



INDIVIDUAL RETIREMENT ANNUITIES

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs, respectively. The amount you can contribute to an IRA (other than an Education IRA) is currently

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limited to $3,000 or $3,500 for taxpayers age 50 or older per year. If you contribute to both a Classic IRA and a Roth IRA in the same year, your aggregate limit is $3,000 or $3,500 for taxpayers age 50 or older for the year. The IRC doesn't limit the amount you can roll over to the Classic or the Roth IRA.

IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing their tax-deferred status. IRC section 408A, however, only permits rollovers to a Roth IRA from another IRA. This means that in order to move funds held in a retirement plan to a Roth IRA, they must first be rolled over to an IRA, and then to a Roth IRA. Although funds rolled over to a Roth IRA from another IRA are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.


You also must meet certain income level requirements to make contributions to the Roth IRA or, if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Classic IRA. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $150,000 a year, you can make annual contributions of up to $3,000 or $3,500 for taxpayers age 50 or older to a Roth IRA. If you are single and make an adjusted gross income of less than $95,000 a year, you are also eligible to make contributions of up to $3,000 or $3,500 for taxpayers age 50 or older to a Roth IRA. You can contribute a lower amount if you are married and file jointly and your combined adjusted gross income is between $150,000 and $159,999 a year, or if you are single and your adjusted gross income is between $95,000 and $109,999 a year. If you are married filing separately, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $9,999 per year, and the maximum contribution is reduced if your adjusted gross income is between $0 and $9,999. You can convert an existing IRA to a Roth IRA if your adjusted gross income is $100,000 or less. However, you may not convert amounts from an IRA to a Roth IRA if you are a married taxpayer filing separately.

For 2003, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $60,000 or less a year, or you are single and make an adjusted gross income of $40,000 or less a year, you can make tax-deductible contributions of up to $3,000 or $3,500 for taxpayers age 50 or older a year to a Classic IRA. You can contribute a lesser amount if your adjusted gross income is between $60,000 and $69,999 if you are married and file jointly or if your adjusted gross income is between $40,000 and $49,999 if you are single. For the year 2004 and later, the limits on a taxpayer's adjusted gross income for purposes of making a deductible contribution to a Classic IRA are different from those currently in effect. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.


You can revoke an IRA up to 7 days after you establish it. Contact your tax adviser for more tax information on IRAs.


TAXATION OF ANNUITY BENEFITS

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums.

WITHHOLDING ON DISTRIBUTIONS

We must withhold federal tax at the rate of 20% from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding doesn't apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, certain distributions of after-tax contributions or minimum distribution payments ("noneligible payments").

For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However, if you tell us not to withhold but we don't have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.


EARLY DISTRIBUTIONS

If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 591/2, you may have to pay an extra 10% "early distribution" tax on the taxable amount. However, you won't have to pay an early distribution tax on any part of a withdrawal if:

(1)  the distribution is because you are disabled;

(2) you separated from your job at or after age 55 and take your withdrawal after that (not applicable to IRAs);

(3) you begin annuity income consisting of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or joint life expectancies of you and your beneficiary;

(4) you have medical expenses in excess of 71/2 percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;

(5) you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (not applicable to IRAs);

(6)  the distribution is made on account of an IRS levy on the retirement plan;

(7) for IRAs only, you are unemployed and receive unemployment compensation (as set forth in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse, or your dependents;

(8) for IRAs only, distributions that do not exceed certain qualified higher education expenses of the individual, the individual's spouse, or the child or grandchild of the individual or individual's spouse; or

(9) for IRAs only, distributions to an individual (up to a lifetime maximum of $10,000) for qualified first-time purchases of a principal residence.

If you die before age 591/2, your beneficiary(ies) won't have to pay the early distribution penalty.

Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). These restrictions apply with respect to 403(b)(1) annuities only to amounts (and earnings, if any) credited after December 31, 1988. They apply to all amounts under salary reduction agreements to 403(b)(7) and 401(k) plans. These withdrawals and annuity payments are generally available only if you reach age 591/2, leave your job, become disabled, or die. If your employer's plan permits, you may also be able to take a cash withdrawal if you encounter a hardship, as defined by Treasury Regulations, but hardship withdrawals can be from contributions only, generally not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain a successor defined contribution plan and in other limited circumstances permitted by law. These restrictions don't apply to withdrawals from an IRA. Any part of your accumulation that has been transferred from a custodial account under section 403(b)(7) to a 403(b) annuity will be subject to these restrictions.


MINIMUM DISTRIBUTION REQUIREMENTS AND TAXES


In most cases, payments must begin from 401(a), 403(a), 403(b) and 457(b) plans by April 1 of the calendar year after the calendar year when you reach age 701/2 or, if later, by retirement. Payments from an IRA (other than a Roth IRA) must begin by April 1 of the calendar year after you reach age 701/2. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you don't begin distributions on time, you'll be subject to a 50% excise tax on the amount you should have received but didn't.

Other special distribution and tax rules may apply to 457(b) plans.



DEFERRED COMPENSATION PLANS

RA and GSRA certificates are also available for deferred compensation plans. Special tax rules apply.


TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.


ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the certificates discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS


The audited financial statements for all of the Accounts are incorporated by reference from the Annual Report to Participants. CREF will furnish you, without charge, another copy of the report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, N.Y. 10017, Attention: Central Services, or call 1 800 842-2733, extension 5509.